                                                                   Annual Report

                                                             as of June 30, 1999




                                   Evergreen
                                   Short and Intermediate Term
                                   Bond Funds


                  [LOGO OF EVERGREEN FUNDS/SM/ APPEARS HERE]

                                Table of Contents

Letter to Shareholders ....................................................    1

Evergreen Capital Preservation and Income Fund

     Fund at a Glance .....................................................    2

     Portfolio Manager Interview ..........................................    3

Evergreen Intermediate Term Bond Fund

     Fund at a Glance .....................................................    5

     Portfolio Manager Interview ..........................................    6

Evergreen Short-Intermediate Bond Fund

     Fund at a Glance .....................................................    9

     Portfolio Manager Interview ..........................................   10

Financial Highlights

     Evergreen Capital Preservation and Income Fund .......................   12

     Evergreen Intermediate Term Bond Fund ................................   14

     Evergreen Short-Intermediate Bond Fund ...............................   16

Schedule of Investments

     Evergreen Capital Preservation and Income Fund .......................   18

     Evergreen Intermediate Term Bond Fund ................................   19

     Evergreen Short-Intermediate Bond Fund ...............................   24

Statements of Assets and Liabilities ......................................   27

Statements of Operations ..................................................   28

Statements of Changes in Net Assets .......................................   29

Combined Notes to Financial Statements ....................................   31

Independent Auditors' Report ..............................................   40

Other Information .........................................................   41




--------------------------------------------------------------------------------
                                 Evergreen Funds
--------------------------------------------------------------------------------

Evergreen Funds is one of the nation's fastest growing investment companies with over $70 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.



Mutual Funds:  ARE NOT FDIC INSURED  May lose value * Are not bank guaranteed

                           Evergreen Distributor, Inc.

     Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.

                             Letter to Shareholders
                             ----------------------
                                   August 1999




                                William M. Ennis
                                Managing Director
[PHOTO OF WILLIAM M. ENNIS APPEARS HERE]


Dear Evergreen Shareholders:

We are pleased to provide the Evergreen Short and Intermediate Bond Funds annual report, which covers the twelve-month period ended June 30, 1999.

Shift in the Interest Rate Environment

Following the Russian financial crisis in August 1998, there was a "flight to quality" worldwide. Investors fled from risk-related securities, interest rates fell sharply and the prices of high grade and U.S. government securities rose. During the final six months of the period the flight to quality was reversed as a result of actions to lower interest rates by the governments of the major industrialized nations. Investors returned to more risky fixed income securities, such as lower quality corporate bonds, international bonds and emerging market bonds.

Going forward, we anticipate the possibility of one or more interest-rate hikes by the Federal Reserve in the last half of 1999. The moderately growing domestic economy and the solid, long-term fundamentals underlying the market lead us to a cautiously optimistic outlook.



Year 2000 Preparation/1/

At Evergreen, we continue to prepare ourselves to provide uninterrupted service and communication with all our shareholders throughout the end of 1999 and right through the date change into the year 2000 and beyond. As of the end of August, when this report was finalized, we have completed the testing of internal systems. In March, we successfully participated in industry-wide testing with the Securities Industry Association. We are confident that our efforts will enable shareholders to receive the same Evergreen products and services after December 1999 that we deliver today.

As always, we encourage all shareholders to diversify their mutual fund portfolios and we suggest you consult with your financial advisor for an allocation strategy that helps you meet your investment goals and objectives. Evergreen Funds offers a wide range of funds that includes multiple investment styles to help you find one that is appropriate in your portfolio.

Thank you for your continued investment in Evergreen Funds.

Sincerely,


/s/William Ennis

William M. Ennis
President and CEO
Evergreen Investment Company


/1/ This information constitutes Year 2000 readiness disclosure.

                                   EVERGREEN
                     Capital Preservation and Income Fund

                      Fund at a Glance as of June 30, 1999


In keeping with our strategy, we try to find those sectors that offer the best relative value at any time.


                                    Portfolio
                                   Management
                                   ----------


                    [Photo of Gary E. Pzegeo Appears Here]
                                 Gary E. Pzegeo
                               Tenure: April 1997


--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

Morningstar's Style Box is based on a portfolio date as of 6/30/99.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/Source: 1999 Morningstar, Inc.

/1/Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes A and C prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Class A have not been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. If actual 12b-1 fees applicable to Class A had been used, returns for Class A would have been higher. The Fund incurs 12b-1 expenses for Class A based on rates of .25% on assets prior to 1/1/97 and .10% assessed on new assets from 1/1/97. Classes B and C each incur 12b-1 expenses of 1.00%.


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------
Portfolio Inception Date: 7/1/91            Class A       Class B     Class C
Class Inception Date                       12/30/94        7/1/91      2/1/93
 ................................................................................
Average Annual Returns*
 ................................................................................
1 year with sales charge                     1.36%        -1.10%        2.87%
 ................................................................................
1 year w/o sales charge                      4.80%         3.86%        3.86%
 ................................................................................
3 years                                      4.42%         3.86%        4.81%
 ................................................................................
5 years                                      4.95%         4.62%        5.00%
 ................................................................................
Since Portfolio Inception                    4.42%         4.42%        4.42%
 ................................................................................
Maximum Sales Charge                         3.25%         5.00%        1.00%
                                          Front End        CDSC         CDSC
 ................................................................................
30-day SEC Yield                             4.58%         3.90%        3.93%
 ................................................................................
12-month distributions per share            $0.53         $0.46        $0.46
 ................................................................................
* Adjusted for maximum applicable sales charge.

                           [LINE GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------
                                 6-Month
                  CPI          Treasury Bill         Class B
                 -----         -------------         -------
07/31/91         10,000           10,000              10,000
06/30/92         10,294           10,464              10,572
06/30/93         10,602           10,798              10,887
06/30/94         10,866           11,186              11,027
06/30/95         11,197           11,827              11,564
06/30/96         11,501           12,452              12,209
06/30/97         11,769           13,113              12,946
06/30/98         11,968           13,801              13,519
06/30/99         12,203           14,440              14,136


Comparison of a $10,000 investment in Evergreen Capital Preservation and Income Fund, Class B shares, versus a similar investment in a 6-Month Treasury Bill and the Consumer Price Index (CPI).

The 6-Month Treasury Bill is an unmanaged index and does not include transaction costs associated with buying and selling securities, nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                     Capital Preservation and Income Fund

                           Portfolio Manager Interview

How did the Fund perform?

The Fund did well in a challenging environment. For the 12 months ending June 30, 1999, Evergreen Capital Preservation and Income Fund Class B shares had a total return of 3.86%. Performance is before deduction of any applicable sales charges (compare the listed benchmark 6-month T-Bill) During the same 12-month period, the average return of adjustable rate mortgage funds was 4.04%, according to Lipper Inc., an independent monitor of mutual fund performance, while the 6-month T-Bill returned 4.63%.

                                    Portfolio
                                 Characteristics
                                 ---------------

Total Net Assets                                                   $ 37,694,711
 ...............................................................................
Average Credit Quality                                                      AAA
 ...............................................................................
Effective Maturity                                                    4.8 years
 ...............................................................................
Average Duration                                                      1.2 years
 ...............................................................................


What was the investment environment like during the 12 months?

Particularly during the second six months, we started a nice rebound in the market for adjustable rate mortgages, which the Fund emphasizes. This rebound was from the lows of 1997 and 1998 when interest rates were extremely low and adjustable rate mortgage prepayments tended to be extremely high. The fiscal year didn't start out that way, however. The first six months were characterized by declining interest rates and rising bond prices, especially for U.S. Treasuries and particularly for securities with shorter maturities.

Fears of a potential global economic recession that could spread to developed economies had begun because of concerns about the economic problems in Asia and emerging markets. The resulting "flight to quality" created a rally in Treasury bonds, but it did not spread to other parts of the bond market such as adjustable rate mortgages. It was during this period that the central banks of many developed economies--led by the U.S. Federal Reserve--intervened to lower short-term rates and calm the financial markets.

The situation changed, however, during the second six months of the fiscal year. We began to see signs of stabilization in many areas, including markets in Latin America and Asia. In early 1999, it started to appear that conditions there weren't as bad as they had appeared during 1998. Japan, which had been stuck in a deep recession, began to show signs of an economic revitalization. Domestically, the low interest rates created a very favorable environment for the U.S. consumer and the economy continued to grow.

Given all these conditions, the U.S. Federal Reserve Board began to send out very clear signals that it was considering ending its accommodative policies of low, short-term interest rates. This change seemed to be justified by emerging economic data, including a higher consumer price index and rising commodity prices, led by energy prices. This data suggested we might be entering a period of faster growth and higher inflation, which is generally bad for fixed-rate bonds. While these conditions are not ideal for adjustable rate mortgages, they certainly are better than for longer duration, fixed-rate securities.

Interest rates moved higher. Over the full 12 months, the yield on the one-year Treasury bill--an indicator of shorter-term rates--went from 5.37% on June 30, 1998, to a low of 3.85% on October 16, 1998, and then back up to 5.06% on June 30, 1999.

                                   EVERGREEN
                     Capital Preservation and Income Fund

                           Portfolio Manager Interview

What was your strategy as conditions changed?

In keeping with our strategy, we try to find those sectors that offer the best relative value at any time. We started the fiscal year back on July 1, 1998, with a healthy weighting in fixed-rate securities, 29% of net assets. As these bonds rallied and other sectors suffered, we began to lower the weighting in fixed-rate securities, particularly U.S. government bonds, and moved into other sectors that offered greater relative value, including adjustable rate mortgages
(ARMS), fixed-rate commercial mortgages and asset-backed securities. We maintained our focus on adjustable rate mortgages, which we thought offered attractive value.

                                Asset Allocation
                      (as a percentage of portfolio assets)

               June 30, 1998       December 31, 1998          June 30, 1999

ARMs                 69%                  72%                      68%
Fixed-rate           29%                  25%                      30%
Cash                  2%                   3%                       2%

The Fund concentrates on mainly U.S. government or government agency securities, however, it can invest up to 20% of net assets in AAA-rated non-government securities. At the close of the fiscal year, about 16% of net assets were invested in AAA-rated non-government securities. Average maturity of the portfolio on June 30, 1999 was 4.8 years, while average duration was 1.2 years.

What is your outlook?

The outlook is driven by the policies of the Federal Reserve, which has started to tighten the money supply by raising short-term interest rates. We believe the Federal Reserve could raise rates once or twice more during the last six months of 1999. Federal Reserve Chairman Alan Greenspan has indicated he believes the economy can grow at an annual rate of about 3% without generating inflation. The economy most recently has been growing at a rate of about 4% a year.

An outlook of rising short-term rates creates a favorable environment for adjustable rate mortgages. While this outlook is similar to the movement of interest rates for the first six months of 1999, we would caution that after a period of strong performance, adjustable rate mortgages don't necessarily offer as much relative value as they did earlier. As interest rates rise, however, ARMS have the benefit of the ability to reset their coupons to meet higher rates. At some point during the next six months, higher interest rates could cut into the rate of economic growth. At that point, we may want to increase our allocation to the fixed-rate sector.

                                   EVERGREEN
                          Intermediate Term Bond Fund

                      Fund at a Glance as of June 30, 1999

Two significant steps we took during the past six months were to invest in European mortgage-backed securities and to reduce substantially the emphasis on U.S. mortgage-related securities.
                                    Portfolio
                                   Management
                                   ----------

                              David J. Bowers, CFA
                              Tenure: January 1999

--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------
                            [GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 6/30/99.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Source: 1998 Morningstar, Inc.

/1/Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B and C have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are .25%, for Class B are 1.00%, and for Class C are 1.00%. If these fees had been reflected, returns for Classes B and C would have been lower. The historical returns for Class Y have been adjusted to reflect the elimination of the .25% 12b-1 fee applicable to Class A. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns for Class Y would have been lower.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.
--------

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------

Portfolio Inception Date: 2/13/87     Class A     Class B     Class C   Class Y
Class Inception Date                  2/13/87     2/1/93      2/1/93    1/26/98
Average Annual Returns*
1 year with sales charge              -2.17%      -4.46%      -0.64%      n/a
1 year w/o sales charge                1.17%       0.31%       0.31%      1.43%
3 years                                5.06%       4.49%       5.39%      6.47%
5 years                                5.78%       5.31%       5.63%      6.73%
10 years                               6.75%       6.58%       6.58%      7.45%
Since Portfolio Inception              5.99%       5.85%       5.85%      6.71%
Maximum Sales Charge                   3.25%       5.00%       1.00%       n/a
                                     Front End      CDSC        CDSC
30-day SEC Yield                       5.94%       5.36%       5.39%      6.40%
12 month distributions per share      $0.53       $0.47       $0.47      $0.56
* Adjusted for maximum applicable sales charge.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------
                           [LINE GRAPH APPEARS HERE]

                         CPI               LBIGCBI/Corp    Evergreen Interm Bd A
        6/30/89        10,000                 10,000                  9,675
        6/30/90        10,467                 10,782                 10,142
        6/30/91        10,959                 11,916                 11,112
        6/30/92        11,297                 13,485                 12,689
        6/30/93        11,636                 14,900                 14,215
        6/30/94        11,926                 14,862                 14,048
        6/30/95        12,288                 16,404                 15,376
        6/30/96        12,622                 17,226                 16,041
        6/30/97        12,917                 18,470                 17,458
        6/30/98        13,135                 20,039                 18,998
        6/30/99        13,392                 20,885                 19,221


Comparison of a $10,000 investment in Evergreen Intermediate Term Bond Fund, Class A shares, versus a similar investment in the Lehman Brothers Intermediate Government/Corporate Bond Index (LBIGCBI) and the Consumer Price Index (CPI).

The LBIGCBI is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                          Intermediate Term Bond Fund

                           Portfolio Manager Interview

How did the Fund perform?

For the 12 months ended June 30, 1999, Evergreen Intermediate Term Bond Fund Class B shares had a return of 0.31%. Performance is before deduction of any applicable sales charges. During the same 12-month period, the average return of intermediate term, investment grade bond funds was 2.00%, according to Lipper, Inc., a monitor of mutual fund performance, while the Lehman Brothers Intermediate Government/Corporate Bond Index had a return of 4.19%.

The 12-month period encompassed different conditions in the financial markets, making it a challenging time for the Fund with its emphasis on current income from corporate bonds. Nevertheless, the Fund maintained a generous income stream, with Class A shares remaining consistently in the top quartile of funds in the Lipper category in terms of current yield.


                                    Portfolio
                                 Characteristics
                                 ---------------


Total Net Assets                                             $ 178,298,361
Average Credit Quality                                                  A+
Effective Maturity                                               7.7 years
Average Duration                                                 5.4 years


What was the investment environment like during the fiscal year?

The 12-month period actually encompassed two distinctly different periods, with very different trends affecting fixed-income investors. Generally, however, one would say that the period was a time of volatility that proved difficult for funds emphasizing corporate bonds and other securities that pay yield premiums over government bonds.

The first six months were characterized principally by a flight to quality prompted by fears that economic problems in Asia and emerging markets could lead to a slowdown in global economic growth. During this period, investors throughout the world preferred the highest quality bonds, U.S. Treasury bonds, while tending to de-emphasize fixed income securities that carried credit risk. With this as a backdrop, the U.S. Federal Reserve Board stepped in, lowering short-term interest rates three successive times in the fall of 1998.

As 1999 began, we appeared to be returning to the situation that existed before the recessionary fears of late 1998. Economic growth in the United States was robust, with full employment and strong consumer spending. Internationally, the outlook improved considerably. As evidence of this economic strength persisted, the Federal Reserve Board began to give hints that it might raise short-term rates to stave off inflation. The bond market anticipated a rate increase, and interest rates tended to rise. In late June, the Federal Reserve did raise short-term rates by one-quarter of one percent.

                                   EVERGREEN
                          Intermediate Term Bond Fund

                          Portfolio Manager Interview

During this period, while the stock market tended to do well, the corporate bond market continued to disappoint investors for two principal reasons. First, a significant supply of new corporate bonds affected supply/demand relationships, keeping yields higher and prices lower. Second, the corporate bond market continued to reflect uncertainty about the direction and strength of economic trends, resulting in valuations inconsistent with the performance of the equity market.

Over this general period, corporate bonds, including those emphasized by your Fund, tended to underperform other, higher quality fixed income securities. As a result, we believe significant investment value exists in corporate bonds, which tend to be paying higher yields in relation to U.S. Treasury securities, than one might expect in a healthy, growing economy.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION*
--------------------------------------------------------------------------------
(as a percentage of net assets)

[PIE CHART APPEARS HERE]

Corporate Notes/Bonds -- 55.5%
CMO & Mortgage-Backed Securities -- 13.8%
Foreign Bonds -- 11.5%
U.S. Treasury/Agency -- 10.2%
Asset-Backed Securities -- 6.2%
Mutual Fund Shares -- 2.3%
Repurchase Agreements
Other Assets & Liabilities -- 0.5%


What strategies did you pursue in this environment?

We maintained the Fund's long-term strategy of emphasizing intermediate-term corporate bonds, with the overwhelming majority rated investment grade or higher. Consistent with our philosophy, we do not try to anticipate the direction of interest rates by making explicit "bets" with the fund's duration or average maturity. At the end of the period, on June 30, the Fund's duration was 5.4 years, and effective maturity was 7.7 years.

In sector selection, we maintained a relatively defensive posture, emphasizing domestic bonds, including securities issued in the telecommunications and finance sectors. This has been a relatively successful tactic, particularly with respect to bonds from the insurance and banking industries. The emphasis on telecommunications industry bonds helped in 1998, but not in 1999, as an influx of new supply of debt by companies such as AT&T, MCI Worldcom and Sprint held back performance.

We maintained a consistent weighting in mortgages, concentrating on commercial mortgage-backed securities, high quality asset-backed securities and collaterialized mortgage obligations designed to minimize exposure to interest rate volatility.

* Portfolio composition subject to change.

                                   EVERGREEN
                          Intermediate Term Bond Fund

                          Portfolio Manager Interview


                                 Top 5 Sectors
                                 -------------
                    (as a percentage of net assets, 6/30/99)

Corporate Bonds                                                         55.3%
U.S. Treasury                                                            9.0%
Yankee Bonds*                                                            8.3%
Collateralized Mortgage Obligations                                      8.0%
Asset-Backed Securities                                                  6.2%


At the end of the fiscal year, the Fund's high yield weighting remained at 18% of net assets. We emphasized defensive sectors in high yield bonds, where we believe we can gain additional yield without taking undue credit risk. The preponderance of high yield securities were rated either BB or B, the two highest ratings below investment grade. The Fund's average credit rating remained relatively strong, at A+.


--------------------------------------------------------------------------------
                           CREDIT QUALITY ALLOCATION**
--------------------------------------------------------------------------------
(as a percentage of portfolio assets, 6/30/99)

[GRAPH APPEARS HERE]

U.S. Government/AAA -- 28%
A -- 22%
BBB -- 19%
BB or less -- 18%
AA -- 13%

What is your outlook?

We expect a more stable interest rate environment. We believe the U.S. Federal Reserve Board, which increasingly is conscious of the international impact of its decisions, may raise short-term rates further as it seeks to keep the economy growing at a sustainable pace without serious inflationary pressures. In general, we anticipate interest rates should be stable to slightly higher, with economic growth continuing, although at a somewhat slower pace. The earnings outlook for corporations remains positive, with full employment and strong consumer spending. This is an environment that tends to favor corporate bonds and other fixed income sectors with higher yields than those of government bonds. We believe the Fund is well positioned to take advantage of this climate of steady growth, stable interest rates, and greater certainty about the direction of the global economy.


* Yankee Bonds are bonds issued in the United States by foreign corporations and banks and denominated in the U.S. dollar.
** Portfolio composition subject to change.

                                   EVERGREEN
                          Short-Intermediate Bond Fund

                     Fund at a Glance as of June 30, 1999

The U.S. economy provided a very favorable backdrop for most fixed income securities during the opening months of the fiscal year.


                                    Portfolio
                                   Management
                                   ----------

                              P. Michael Jones, CFA
                                Tenure: June 1999


--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                             [CHART APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 6/30/99.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Source: 1999 Morningstar, Inc.

/1/Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are .25%, for Class B are 1.00%, and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower, while returns for Class Y would have been higher.


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------
Portfolio Inception Date: 1/28/89    Class A      Class B    Class C   Class Y
Class Inception Date                 1/28/89      1/25/93     9/6/94    1/4/91
Average Annual Returns*
1 year with sales charge               0.25%      -2.23%       1.69%       n/a
1 year w/o sales charge                3.59%       2.66%       2.66%      3.69%
3 years                                4.65%       3.94%       4.84%      5.91%
5 years                                5.50%       4.95%       5.33%      6.32%
10 years                               6.45%       6.24%       6.36%      6.92%
Since Portfolio Inception              6.79%       6.59%       6.71%      7.25%
Maximum Sales Charge                   3.25%       5.00%       1.00%       n/a
                                     Front End      CDSC        CDSC
30-day SEC Yield                       5.73%       5.02%       5.02%      6.03%
12-month distributions per share      $0.57       $0.48       $0.48      $0.58
* Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]

         Date           CPI               LBIGCBI                Class A
       --------       -------             -------                -------
       06/30/89        10,000              10,000                  9,675
       06/30/90        10,467              10,782                 10,265
       06/30/91        10,959              11,916                 11,306
       06/30/92        11,297              13,485                 12,733
       06/30/93        11,636              14,900                 13,937
       06/30/94        11,926              14,862                 13,822
       06/30/95        12,288              16,404                 15,096
       06/30/96        12,622              17,226                 15,768
       06/30/97        12,917              18,470                 16,835
       06/30/98        13,135              20,039                 18,027
       06/30/99        13,392              20,885                 18,674


Comparison of a $10,000 investment in Evergreen Short-Intermediate Bond Fund, Class A shares, versus a similar investment in the Lehman Brothers Intermediate Government/Corporate Bond Index (LBIGCBI) and the Consumer Price Index (CPI).

The LBIGCBI is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                         Short-Intermediate Bond Fund

                          Portfolio Manager Interview

How did the Fund perform during the fiscal year?

For the 12 months ended June 30, 1999, the Evergreen Short-Intermediate Bond Fund, Class A shares, returned 3.59%. The Fund's benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index returned 4.19% for the same period. The Fund's performance exceeded the 3.38% average return of 101 short intermediate investment grade funds tracked by Lipper Inc., a leading mutual fund rating company. During the past three-year and five-year periods, the Fund also outperformed the average return of its peer group.


                                    Portfolio
                                 Characteristics
                                 ---------------


Total Net Assets                                                 $378,215,808
Average Credit Quality                                                    AA1
Effective Maturity                                                  5.0 years
Average Duration                                                    3.5 years


What was the investing environment like for bonds during the past twelve months?

The fiscal year was broken into two markedly different periods: the first three months during which rates declined sharply, and the final nine months in which rates increased steadily. The yield on the bellwether 30-year Treasury Bond started the period at 5.63%, and fell as low as 4.70% before soaring to 5.96% by June 30.

The U.S. economy remained in overdrive throughout the twelve months, while interest rates trended upward as fears of excessive economic growth and inflationary pressure penetrated the market. Then, in May, the Federal Reserve Board shifted from neutral to a tightening stance regarding monetary policy, finally raising the Federal Funds rate by 0.25% on the final day of the fiscal year.


--------------------------------------------------------------------------------
                               PORTFOLIO MATURITY
--------------------------------------------------------------------------------
(as a percentage of portfolio assets)

[GRAPH APPEARS HERE]

1 - 5 years -- 47.3%
5 - 10 Years -- 43.3%
0 - 1 year -- 9.4%


Which investment strategies most impacted performance?

As the yield on the 30-year Treasury Bond fell from 5.63% to 5.10% during the first six months, our decision to maintain a duration 105% to 110% of our benchmark helped performance. Then, as rates trended upward, we reversed this long strategy and reduced duration from 3.79 years to 3.52 years during the final half of the period. As interest rates rise a shorter duration adds to performance as was the case for this six month period.

*Portfolio composition subject to change.

                                   EVERGREEN
                         Short-Intermediate Bond Fund

                          Portfolio Manager Interview

From a sector standpoint, we bulked up the portfolio's exposure to corporate and mortgage-backed securities early in the period, because our research determined these sectors to represent the greatest value. As both of these areas rebounded from poor performances in late 1998, the portfolio's increased weighting had a positive impact on total return.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION*
--------------------------------------------------------------------------------
(as a percentage of portfolio assets)

[GRAPH APPEARS HERE]

Government/Agency -- 46.3%
AAA -- 20.8%
A -- 15.0%
BBB -- 12.0%
AA -- 3.9%
NR -- 2.0%


What do you foresee for the final half of 1999?

Going forward, the portfolio will likely maintain a neutral-to-shorter duration stance in anticipation of rising interest rates in the near term. Historically, interest rate hikes by the Federal Reserve Board are not a one-time event, but rather are followed up by additional increases. We feel that a tight labor market, strong consumer spending and emerging inflationary signs will prompt the Fed to increase rates at least one more time in the near term.


* Portfolio composition subject to change.

                                   EVERGREEN
                      Capital Preservation and Income Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                          Year Ended June                        Year Ended
                                30,                            September 30,
                          ----------------    Period Ended    ------------------
                           1999     1998    June 30, 1997 (a)  1996     1995 (b)
CLASS A SHARES
Net asset value,
 beginning of period      $  9.73  $  9.80       $  9.74      $  9.68   $  9.51
                          -------  -------       -------      -------   -------
Income from investment
 operations
Net investment income        0.53     0.57          0.46         0.61++    0.46
Net realized and
 unrealized gains or
 losses on securities       (0.08)   (0.07)         0.03         0.01      0.14
                          -------  -------       -------      -------   -------
Total from investment
 operations                  0.45     0.50          0.49         0.62      0.60
                          -------  -------       -------      -------   -------
Less distributions
From net investment
 income                     (0.53)   (0.57)        (0.43)       (0.53)    (0.43)
Returns of capital              0        0             0        (0.03)        0
                          -------  -------       -------      -------   -------

Total distributions         (0.53)   (0.57)        (0.43)       (0.56)    (0.43)
                          -------  -------       -------      -------   -------
Net asset value, end of
 period                   $  9.65  $  9.73       $  9.80      $  9.74   $  9.68
                          -------  -------       -------      -------   -------
Total return*                4.80%    5.24%         5.12%        6.56%     6.36%
Ratios/supplemental data
Net assets, end of
 period (thousands)       $18,149  $18,022       $15,751      $22,684   $19,293
Ratios to average net
 assets
 Expenses#                   0.85%    0.87%         0.92%+       0.91%     0.86%+
 Net investment income       5.53%    5.77%         6.24%+       6.31%     6.37%+
Portfolio turnover rate        41%      88%           52%          74%       67%

                          Year Ended June                       Year Ended September
                                30,                                      30,
                          -----------------    Period Ended    --------------------------
                           1999      1998    June 30, 1997 (a)  1996      1995     1994
CLASS B SHARES
Net asset value,
 beginning of period      $  9.74   $  9.81       $  9.75      $  9.68   $  9.62  $  9.91
                          -------   -------       -------      -------   -------  -------
Income from investment
 operations
Net investment income        0.46++    0.49          0.39         0.55++    0.52     0.47
Net realized and
 unrealized gains or
 losses on securities       (0.09)    (0.07)         0.04         0.01      0.03    (0.41)
                          -------   -------       -------      -------   -------  -------
Total from investment
 operations                  0.37      0.42          0.43         0.56      0.55     0.06
                          -------   -------       -------      -------   -------  -------
Less distributions
From net investment
 income                     (0.46)    (0.49)        (0.37)       (0.46)    (0.49)   (0.35)
Returns of capital              0         0             0        (0.03)        0        0
                          -------   -------       -------      -------   -------  -------

Total distributions         (0.46)    (0.49)        (0.37)       (0.49)    (0.49)   (0.35)
                          -------   -------       -------      -------   -------  -------
Net asset value, end of
 period                   $  9.65   $  9.74       $  9.81      $  9.75   $  9.68  $  9.62
                          -------   -------       -------      -------   -------  -------
Total return*                3.86%     4.42%         4.53%        5.90%     5.81%    0.58%
Ratios/supplemental data
Net assets, end of
 period (thousands)       $15,618   $26,056       $32,694      $44,096   $62,998  $95,761
Ratios to average net
 assets
 Expenses#                   1.65%     1.65%         1.67%+       1.63%     1.53%    1.50%
 Net investment income       4.72%     5.07%         5.52%+       5.63%     5.46%    4.05%
Portfolio turnover rate        41%       88%           52%          74%       67%      34%

(a) For the nine months ended June 30, 1997. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 1997.
(b) For the period from December 30, 1994 (commencement of class operations) to September 30, 1995.
 *  Excluding applicable sales charges.
 +  Annualized.
++  Calculation based on average shares outstanding.
 # The ratio of expenses to average net assets excludes fee credits and includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                      Capital Preservation and Income Fund

                              Financial Highlights
                (For a share outstanding throughout each period)


                          Year Ended June 30,                      Year Ended September 30,
                          ---------------------    Period Ended    -----------------------
                            1999        1998     June 30, 1997 (a)  1996     1995    1994
CLASS C SHARES
Net asset value,
 beginning of period      $    9.74   $    9.80       $ 9.74       $ 9.67   $ 9.60  $ 9.90
                          ---------   ---------       ------       ------   ------  ------
Income from investment
 operations
Net investment income          0.46++      0.49         0.40         0.54++   0.52    0.40
Net realized and
 unrealized gains or
 losses on securities         (0.09)      (0.06)        0.03         0.02     0.04   (0.35)
                          ---------   ---------       ------       ------   ------  ------
Total from investment
 operations                    0.37        0.43         0.43         0.56     0.56    0.05
                          ---------   ---------       ------       ------   ------  ------
Less distributions
From net investment
 income                       (0.46)      (0.49)       (0.37)       (0.46)   (0.49)  (0.35)
                          ---------   ---------       ------       ------   ------  ------
Returns of capital                0           0            0        (0.03)       0       0
Total distributions           (0.46)      (0.49)       (0.37)       (0.49)   (0.49)  (0.35)
                          ---------   ---------       ------       ------   ------  ------
Net asset value, end of
 period                   $    9.65   $    9.74       $ 9.80       $ 9.74   $ 9.67  $ 9.60
                          ---------   ---------       ------       ------   ------  ------
Total return*                  3.86%       4.53%        4.53%        5.91%    5.93%   0.48%
Ratios/supplemental data
Net assets, end of
 period (thousands)       $   3,928   $   3,972       $4,105       $4,152   $2,755  $2,874
Ratios to average net
 assets
 Expenses#                     1.65%       1.65%        1.67%+       1.64%    1.53%   1.50%
 Net investment income         4.72%       5.05%        5.53%+       5.60%    5.51%   4.08%
Portfolio turnover rate          41%         88%          52%          74%      67%     34%

(a) For the nine months ended June 30, 1997. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 1997.
*   Excluding applicable sales charges.
+   Annualized.
++  Calculation based on average shares outstanding.
# The ratio of expenses to average net assets excludes fee credits and includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Intermediate Term Bond Fund

                              Financial Highlights
                (For a share outstanding throughout each period)


                          Year Ended June 30,                        Year Ended July 31,
                          --------------------     Period Ended    -------------------------
                            1999       1998      June 30, 1997 (a)  1996     1995     1994
CLASS A SHARES
Net asset value,
 beginning of period      $    9.08  $    8.93        $  8.73      $  8.88  $  8.84  $  9.46
                          ---------  ---------        -------      -------  -------  -------
Income from investment
 operations
Net investment income          0.53       0.57++         0.54         0.59     0.63     0.57++
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions         (0.42)      0.20           0.18        (0.16)    0.02    (0.59)
                          ---------  ---------        -------      -------  -------  -------
Total from investment
 operations                    0.11       0.77           0.72         0.43     0.65    (0.02)
                          ---------  ---------        -------      -------  -------  -------
Less distributions
From net investment
 income                       (0.53)     (0.62)         (0.52)       (0.58)   (0.61)   (0.59)
Returns of capital                0          0              0            0        0    (0.01)
                          ---------  ---------        -------      -------  -------  -------
Total distributions           (0.53)     (0.62)         (0.52)       (0.58)   (0.61)   (0.60)
                          ---------  ---------        -------      -------  -------  -------
Net asset value, end of
 period                   $    8.66  $    9.08        $  8.93      $  8.73  $  8.88  $  8.84
                          ---------  ---------        -------      -------  -------  -------
Total return*                  1.17%      8.82%          8.40%        4.95%    7.76%   (0.29%)
Ratios/supplemental data
Net assets, end of
 period (thousands)       $ 107,714  $ 123,723        $10,341      $12,958  $14,558  $16,036
Ratios to average net
 assets
 Expenses#                     1.10%      1.11%          1.12%+       1.10%    1.00%    1.00%
 Net investment income         5.90%      6.00%          6.43%+       6.57%    7.13%    6.81%
Portfolio turnover rate         170%       331%           179%         231%     149%     280%

                          Year Ended June 30,                        Year Ended July 31,
                          --------------------     Period Ended    -------------------------
                            1999       1998      June 30, 1997 (a)  1996     1995     1994
CLASS B SHARES
Net asset value,
 beginning of period      $    9.09  $    8.95        $  8.74      $  8.89  $  8.85  $  9.47
                          ---------  ---------        -------      -------  -------  -------
Income from investment
 operations
Net investment income          0.47       0.48++         0.47         0.52     0.56     0.49++
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions         (0.43)      0.21           0.20        (0.16)    0.02    (0.58)
                          ---------  ---------        -------      -------  -------  -------
Total from investment
 operations                    0.04       0.69           0.67         0.36     0.58    (0.09)
                          ---------  ---------        -------      -------  -------  -------
Less distributions
From net investment
 income                       (0.47)     (0.55)         (0.46)       (0.51)   (0.54)   (0.52)
Returns of capital                0          0              0            0        0    (0.01)
                          ---------  ---------        -------      -------  -------  -------

Total distributions           (0.47)     (0.55)         (0.46)       (0.51)   (0.54)   (0.53)
                          ---------  ---------        -------      -------  -------  -------
Net asset value, end of
 period                   $    8.66  $    9.09        $  8.95      $  8.74  $  8.89  $  8.85
                          ---------  ---------        -------      -------  -------  -------
Total return*                  0.31%      7.89%          7.81%        4.10%    6.87%   (1.05%)
Ratios/supplemental data
Net assets, end of
 period (thousands)       $  11,100  $  10,763        $11,368      $16,034  $17,985  $17,819
Ratios to average net
 assets
 Expenses#                     1.85%      1.86%          1.87%+       1.85%    1.75%    1.75%
 Net investment income         5.15%      5.28%          5.68%+       5.82%    6.38%    5.48%
Portfolio turnover rate         170%       331%           179%         231%     149%     280%

(a) For the eleven months ended June 30, 1997. The Fund changed its fiscal year end from July 31 to June 30, effective June 30, 1997.
 *  Excluding applicable sales charges.
 +  Annualized.
++  Calculation based on average shares outstanding.
 # The ratio of expenses to average net assets excludes fee credits and includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Intermediate Term Bond Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                           Year Ended June 30,                        Year Ended July 31,
                           ---------------------     Period Ended    ------------------------
                             1999        1998      June 30, 1997 (a)  1996    1995     1994
 CLASS C SHARES
 Net asset value,
  beginning of period      $    9.09   $    8.94        $ 8.74       $ 8.89  $  8.85  $  9.46
                           ---------   ---------        ------       ------  -------  -------
 Income from investment
  operations
 Net investment income          0.47++      0.49++        0.46         0.52     0.55     0.49++
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions         (0.43)       0.21          0.20        (0.16)    0.03    (0.57)
                           ---------   ---------        ------       ------  -------  -------
 Total from investment
  operations                    0.04        0.70          0.66         0.36     0.58    (0.08)
                           ---------   ---------        ------       ------  -------  -------
 Less distributions
 From net investment
  income                       (0.47)      (0.55)        (0.46)       (0.51)   (0.54)   (0.52)
 Returns of capital                0           0             0            0        0    (0.01)
 Total distributions           (0.47)      (0.55)        (0.46)       (0.51)   (0.54)   (0.53)
                           ---------   ---------        ------       ------  -------  -------
 Net asset value, end of
  period                   $    8.66   $    9.09        $ 8.94       $ 8.74  $  8.89  $  8.85
                           ---------   ---------        ------       ------  -------  -------
 Total return*                  0.31%       8.01%         7.70%        4.10%    6.87%   (0.95%)
 Ratios/supplemental data
 Net assets, end of
  period (thousands)       $   4,718   $   5,439        $7,259       $9,084  $10,185  $13,086
 Ratios to average net
  assets
  Expenses#                     1.85%       1.86%         1.87%+       1.85%    1.75%    1.75%
  Net investment income         5.15%       5.26%         5.68%+       5.82%    6.37%    5.44%
 Portfolio turnover rate         170%        331%          179%         231%     149%     280%

                                                 Year Ended     Period Ended
                                                June 30, 1999 June 30, 1998 (b)
 CLASS Y SHARES
 Net asset value, beginning of period              $  9.08         $  9.09
                                                   -------         -------
 Income from investment operations
 Net investment income                                0.56            0.24++
 Net realized and unrealized gains or losses
  on securities and foreign currency related
  transactions                                       (0.42)          (0.01)
                                                   -------         -------
 Total from investment operations                     0.14            0.23
                                                   -------         -------
 Less distributions from net investment income       (0.56)          (0.24)
                                                   -------         -------
 Net asset value, end of period                    $  8.66         $  9.08
                                                   -------         -------
 Total return                                         1.43%           2.58%
 Ratios/supplemental data
 Net assets, end of period (thousands)             $54,766         $63,721
 Ratios to average net assets
 Expenses#                                            0.85%           0.86%+
 Net investment income                                6.15%           6.23%+
 Portfolio turnover rate                               170%            331%

(a) For the eleven months ended June 30, 1997. The Fund changed its fiscal year end from July 31 to June 30, effective June 30, 1997.
(b) For the period from January 26, 1998 (commencement of class operations) to June 30, 1998.
 *  Excluding applicable sales charges.
 +  Annualized.
++  Calculation based on average shares outstanding.
 # The ratio of expenses to average net assets excludes fee credits and includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Short Intermediate Bond Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                 Year Ended June 30,
                           ----------------------------------    Period Ended       Year Ended
                            1999     1998     1997     1996    June 30, 1995 (a) December 31, 1994
 CLASS A SHARES
 Net asset value,
  beginning of period      $  9.90  $  9.83  $  9.82  $ 10.02       $  9.52           $ 10.42
                           -------  -------  -------  -------       -------           -------
 Income from investment
  operations
 Net investment income        0.57     0.61     0.63     0.63          0.32              0.65
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions       (0.22)    0.07     0.02    (0.19)         0.50             (0.91)
                           -------  -------  -------  -------       -------           -------
 Total from investment
  operations                  0.35     0.68     0.65     0.44          0.82             (0.26)
                           -------  -------  -------  -------       -------           -------
 Less distributions from
  net investment income      (0.57)   (0.61)   (0.64)   (0.64)        (0.32)            (0.64)
                           -------  -------  -------  -------       -------           -------
 Net asset value, end of
  period                   $  9.68  $  9.90  $  9.83  $  9.82       $ 10.02           $  9.52
                           -------  -------  -------  -------       -------           -------
 Total return*                3.59%    7.08%    6.77%    4.45%         8.77%            (2.57%)
 Ratios/supplemental data
 Net assets, end of
  period (thousands)       $19,127  $16,848  $17,703  $18,630       $18,898           $19,127
 Ratios to average net
  assets
  Expenses#                   0.82%    0.80%    0.72%    0.79%         0.77%+            0.75%
  Net investment incom        5.78%    6.14%    6.37%    6.35%         6.58%+            6.46%
 Portfolio turnover rate        50%      68%      45%      76%           34%               48%

                                 Year Ended June 30,
                           ----------------------------------    Period Ended       Year Ended
                            1999     1998     1997     1996    June 30, 1995 (a) December 31, 1994
 CLASS B SHARES
 Net asset value,
  beginning of period      $  9.92  $  9.85  $  9.84  $ 10.04       $  9.54           $ 10.44
                           -------  -------  -------  -------       -------           -------
 Income from investment
  operations
 Net investment income        0.49     0.52     0.54     0.55          0.28              0.58
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions       (0.23)    0.07     0.01    (0.19)         0.50             (0.92)
                           -------  -------  -------  -------       -------           -------
 Total from investment
  operations                  0.26     0.59     0.55     0.36          0.78             (0.34)
                           -------  -------  -------  -------       -------           -------
 Less distributions from
  net investment income      (0.48)   (0.52)   (0.54)   (0.56)        (0.28)            (0.56)
                           -------  -------  -------  -------       -------           -------
 Net asset value, end of
  period                   $  9.70  $  9.92  $  9.85  $  9.84       $ 10.04           $  9.54
                           -------  -------  -------  -------       -------           -------
 Total return*                2.66%    6.11%    5.78%    3.62%         8.31%            (3.33%)
 Ratios/supplemental data
 Net assets, end of
  period (thousands)       $22,553  $22,689  $22,237  $21,006       $17,366           $17,625
 Ratios to average net
  assets
  Expenses#                   1.72%    1.70%    1.62%    1.69%         1.67%+            1.50%
  Net investment income       4.87%    5.23%    5.48%    5.45%         5.68%+            5.75%
 Portfolio turnover rate        50%      68%      45%      76%           34%               48%

(a) For the six months ended June 30, 1995. The Fund changed fiscal year end from December 31 to June 30, effective June 30, 1995.
 *  Excluding applicable sales charges.
 +  Annualized.
 # The ratio of expenses to average net assets excludes fee credits and includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Short Intermediate Bond Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                               Year Ended June 30,
                           ------------------------------    Period Ended        Period Ended
                            1999    1998    1997    1996   June 30, 1995 (a) December 31, 1994 (b)
 CLASS C SHARES
 Net asset value,
  beginning of period      $ 9.92  $ 9.85  $ 9.84  $10.05       $ 9.55               $9.85
                           ------  ------  ------  ------       ------               -----
 Income from investment
  operations
 Net investment income       0.49    0.52    0.54    0.55         0.26                0.18
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions      (0.23)   0.07    0.01   (0.20)        0.50               (0.30)
                           ------  ------  ------  ------       ------               -----
 Total from investment
  operations                 0.26    0.59    0.55    0.35         0.76               (0.12)
                           ------  ------  ------  ------       ------               -----
 Less distributions from
  net investment income     (0.48)  (0.52)  (0.54)  (0.56)       (0.26)              (0.18)
                           ------  ------  ------  ------       ------               -----
 Net asset value, end of
  period                   $ 9.70  $ 9.92  $ 9.85  $ 9.84       $10.05               $9.55
                           ------  ------  ------  ------       ------               -----
 Total return*               2.66%   6.11%   5.77%   3.51%        8.23%              (1.27%)
 Ratios/supplemental data
 Net assets, end of
  period (thousands)       $1,360  $1,143  $1,029  $1,155       $  527               $ 512
 Ratios to average net
  assets
 Expenses#                   1.72%   1.70%   1.62%   1.69%        1.67%+              1.65%+
 Net investment income       4.87%   5.25%   5.47%   5.46%        5.69%+              5.87%+
 Portfolio turnover rate       50%     68%     45%     76%          34%                 48%

                                   Year Ended June 30,
                           --------------------------------------    Period Ended       Year Ended
                             1999      1998      1997      1996    June 30, 1995 (a) December 31, 1994
 CLASS Y SHARES
 Net asset value,
  beginning of period      $   9.90  $   9.83  $   9.82  $  10.02      $   9.52          $  10.43
                           --------  --------  --------  --------      --------          --------
 Income from investment
  operations
 Net investment income         0.58      0.62      0.64      0.64          0.33              0.65
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions        (0.22)     0.07      0.02     (0.19)         0.49             (0.91)
                           --------  --------  --------  --------      --------          --------
 Total from investment
  operations                   0.36      0.69      0.66      0.45          0.82             (0.26)
                           --------  --------  --------  --------      --------          --------
 Less distributions from
  net investment income       (0.58)    (0.62)    (0.65)    (0.65)        (0.32)            (0.65)
                           --------  --------  --------  --------      --------          --------
 Net asset value, end of
  period                   $   9.68  $   9.90  $   9.83  $   9.82      $  10.02          $   9.52
                           --------  --------  --------  --------      --------          --------
 Total return                  3.69%     7.19%     6.88%     4.63%         8.80%            (2.55%)
 Ratios/supplemental data
 Net assets, end of
  period (thousands)       $335,175  $348,358  $357,706  $352,095      $347,050          $345,025
 Ratios to average net
  assets
 Expenses#                     0.72%     0.70%     0.62%     0.69%         0.67%+            0.65%
 Net investment income         5.88%     6.25%     6.48%     6.45%         6.68%+            6.56%
 Portfolio turnover rate         50%       68%       45%       76%           34%               48%

(a) For the six months ended June 30, 1995. The Fund changed its fiscal year end from December 31 to June 30, effective June 30, 1995.
(b) For the period from September 6, 1994 (commencement of class operations) to December 31, 1994.
 *  Excluding applicable sales charges.
 +  Annualized.
 # The ratio of expenses to average net assets excludes fee credits and includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                      Capital Preservation and Income Fund

                            Schedule of Investments
                                 June 30, 1999

  Principal
   Amount                                                         Value

 ADJUSTABLE RATE MORTGAGE SECURITIES - 67.5%
             Federal Home Loan Mortgage Corp.: - 22.7%
 $ 1,085,330 6.72%, 1/1/22..................................   $  1,121,281
     647,378 6.90%, 3/1/21..................................        661,841
     726,028 6.93%, 7/1/30..................................        747,467
   1,669,576 6.96%, 6/1/16..................................      1,709,496
     554,956 7.07%, 10/1/21.................................        580,451
     891,651 7.11%, 11/1/21.................................        914,499
     837,079 7.14%, 3/1/19..................................        866,900
     607,511 7.15%, 4/1/22..................................        632,571
     322,727 7.40%, 4/1/20..................................        327,920
     875,173 7.50%, 9/1/17..................................        904,028
      30,079 7.54%, 5/1/19..................................         30,855
      42,782 9.46%, 5/1/20..................................         43,938
                                                               ------------
                                                                  8,541,247
                                                               ------------
             Federal National Mortgage
              Assn.: - 44.8%
   1,077,228 5.80%, 4/1/38..................................      1,084,971
   1,414,308 5.95%, 11/1/28.................................      1,411,437
     997,322 6.10%, 5/1/36..................................      1,004,802
     178,870 6.45%, 1/1/22..................................        181,301
     528,254 6.58%, 3/1/19-7/1/27...........................        542,233
     706,252 6.60%, 12/1/19.................................        725,233
   1,644,136 6.64%, 6/1/19-5/1/22...........................      1,700,108
     554,403 6.74%, 1/1/16..................................        569,738
     467,279 6.79%, 1/1/22..................................        484,293
   1,782,859 6.80%, 10/1/16-12/1/23.........................      1,832,646
   2,620,095 6.85%, 9/1/21-12/1/22..........................      2,693,869
     861,060 6.86%, 10/1/17-11/1/18.........................        884,728
     383,065 6.875%, 8/1/15.................................        386,953
      85,795 6.89%, 2/1/17..................................         85,849
   1,529,347 6.92%, 1/1/31..................................      1,578,577
     144,224 6.99%, 7/1/19..................................        145,148
   1,080,990 7.06%, 9/1/18..................................      1,135,213
     211,353 7.16%, 11/1/17.................................        218,090
     233,010 7.50%, 6/1/18..................................        242,768
                                                               ------------
                                                                 16,907,957
                                                               ------------
             Total Adjustable Rate Mortgage Securities
              (cost $25,491,992)............................     25,449,204
                                                               ------------
 FIXED RATE MORTGAGES - 6.2%
             Federal Home Loan Mortgage
              Corp.: - 1.1%
     398,899 10.50%, 4/1/04--10/1/05........................        410,712
                                                               ------------
             Federal National Mortgage
              Assn.: - 1.6%
     169,971 9.50%, 4/15/05.................................        175,017
     398,826 11.00%, 1/1/16-1/1/18..........................        434,385
                                                               ------------
                                                                    609,402
                                                               ------------
             Government National Mortgage Assn. - 3.5%
   1,280,875 10.25%, 11/15/29...............................      1,297,859
                                                               ------------
             Total Fixed Rate Mortgages
              (cost $2,386,758).............................      2,317,973
                                                               ------------
 ASSET-BACKED SECURITIES - 11.0%
   1,090,000 Carco Auto Loan Master Trust, Ser. 1997-1,
              Class A,
              6.69%, 8/15/04................................      1,094,022

  Principal
   Amount                                                             Value

 ASSET-BACKED SECURITIES - (continued)
 $ 1,083,661 CoreStates Home Equity Trust, Ser. 1994-1, Class A,
              6.65%, 5/15/09....................................   $  1,082,686
     500,000 Delta Funding Home Equity Loan Trust, Ser. 1997-1,
              Class A5, 7.74%, 4/25/29..........................        512,377
   1,303,321 Merrill Lynch Mortgage Investors, Inc., Ser. 1992-
              B, Class B,
              8.50%, 4/15/12....................................      1,307,388
     163,133 The Money Store Home Equity Trust, Ser.1997-B Class
              A4,
              6.64%, 1/15/17....................................        163,274
                                                                   ------------
             Total Asset-Backed Securities
              (cost $4,174,004).................................      4,159,747
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 6.4%
         441 Federal Home Loan Mortgage Corp., Ser. 11 Class C,
              9.50%, 4/15/19....................................            439
     640,514 Federal Home Loan Mortgage Corp., Ser. 20, Class F,
              6.03%, 7/1/29.....................................        639,914
   1,000,000 Mellon Residential Funding Corp. Ser.1999-TBC1.
              Class A3,
              6.11%, 1/25/29....................................        991,875
     788,349 Nomura Depositor Trust,
              Ser. 1998-ST1, Class A1,
              5.18%, 2/15/34 (a)................................        779,677
                                                                   ------------
             Total Collateralized Mortgage Obligations
              (cost $2,433,776).................................      2,411,905
                                                                   ------------
 U.S. AGENCY OBLIGATIONS - 1.3% (cost $499,805)
     500,000 Federal National Mortgage Assn. 5.625%, 5/14/04....        484,530
                                                                   ------------
 U.S. TREASURY OBLIGATIONS - 5.3%
             U.S. Treasury Notes:
     600,000 4.50%, 1/31/01.....................................        591,186
     600,000 4.75%, 2/15/04.....................................        577,122
     825,000 5.50%, 5/31/03.....................................        818,680
                                                                   ------------
             Total U.S. Treasury Obligations
              (cost $2,010,732).................................      1,986,988
                                                                   ------------
 REPURCHASE AGREEMENT - 1.3% (cost $502,000)
     502,000 Evergreen Joint Repurchase Agreement (5.00% dated
              6/30/1999 due 7/1/1999, maturity value $502,070)
              (b)...............................................        502,000
                                                                   ------------

             Total Investments -
              (cost $37,499,067)...........................    99.0%  37,312,347
             Other Assets and
              Liabilities - net............................     1.0      382,364
                                                              -----  -----------
             Net Assets....................................   100.0% $37,694,711
                                                              =====  ===========

(a) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the securities act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) The repurchase agreements are fully collateralized by U.S. Treasury and/or federal agency obligations based on market prices plus accrued interest at June 30, 1999.

                                   EVERGREEN
                          Intermediate Term Bond Fund

                            Schedule of Investments
                                 June 30, 1999

  Principal
   Amount                                                             Value

 ASSET-BACKED SECURITIES - 6.2% (b)
 $ 2,000,000 American Express Credit Account, Ser. 1999-1 Class
              B (Est. Maturity 2004), 5.85%, 11/15/06...........   $  1,935,530
   1,000,000 California Infrastructure PG&E, Series 1997-1
              Certificate, Class A4 (Est. Maturity 2000),
              6.16%, 6/25/03....................................      1,003,900
   2,500,000 Contimortgage Home Equity Loan Trust, Ser. 1998-1
              Class A6 (Est. Maturity 2003),
              6.58%, 12/15/18...................................      2,431,875
             CoreStates Home Equity Trust:
     716,440  Ser. 1994-1 Class A (Est. Maturity 2000),
              6.65%, 5/15/09....................................        715,796
   1,000,000  Ser. 1996-1 Class A4 (Est. Mat. 2002),
              7.00%, 6/15/12....................................      1,012,185
   1,000,000 Southern Pacific Secured Assets Corp., Ser. 1996-3
              Class A4 (Est. Maturity 2002),
              7.60%, 10/25/27...................................      1,024,125
   3,000,000 WFS Owner Trust,
              (Est. Maturity 2001),
              6.30%, 3/20/05....................................      2,988,750
                                                                   ------------
             Total Asset-Backed Securities
              (cost $11,251,734)................................     11,112,161
                                                                   ------------
 CORPORATE BONDS - 55.3%
             Aerospace & Defense - 5.3%
     500,000 BE Aerospace, Inc., Sr. Sub Notes, 9.50%, 11/1/08..        505,000
   3,675,000 Boeing, Inc., Deb.,
              8.10%, 11/15/06...................................      3,957,093
   3,000,000 Lockheed Martin Corp., Notes, 7.25%, 5/15/06.......      3,002,040
   2,000,000 Raytheon Co., Notes, 6.75%, 8/15/07................      1,979,640
                                                                   ------------
                                                                      9,443,773
                                                                   ------------
             Automotive Equipment & Manufacturing - 1.0%
     750,000 Delphi Automotive Sys. Corp.,
              Notes,
              6.50%, 5/1/09.....................................        707,250
     200,000 Eagle Picher Inds., Inc.,
              Sr. Sub. Notes,
              9.375%, 3/1/08....................................        190,000
     750,000 Hayes Lemmerz Int'l., Inc.,
              Sr. Sub. Notes,
              8.25%, 12/15/08 (a)...............................        712,500
     250,000 Mark IV Inds., Inc.,
              Sr. Sub. Notes,
              7.50%, 9/1/07.....................................        230,625
                                                                   ------------
                                                                      1,840,375
                                                                   ------------
             Banks - 7.5%
   1,000,000 Amsouth Bancorp.,
              Sub. Deb., Puttable 2005,
              6.75%, 11/1/25 ...................................        986,380
   2,500,000 Bank One Texas N.A., Sub. Notes, 6.25%, 2/15/08
              (f)...............................................      2,373,525
   1,250,000 Chase Manhattan Corp., Sub. Notes, 9.375%, 7/1/01..      1,322,200
   2,000,000 Fleet Fin'l. Group, Inc., Notes, 6.50%, 3/15/08
              (f)...............................................      1,922,160

  Principal
   Amount                                                           Value

 CORPORATE BONDS - continued
             Banks - continued
 $   800,000 Harris BanCorp.,
              Sub. Notes,
              9.375%, 6/1/01..................................   $    841,424
   2,000,000 Mellon Fin'l., Co., Sr. Notes, 5.75%, 11/15/03...      1,926,940
   2,000,000 NationsBank Corp., Sub. Notes, 8.125%, 6/15/02...      2,098,020
   2,000,000 Suntrust Banks, Inc., Sr. Bond, 6.00%, 1/15/28...      1,888,920
                                                                 ------------
                                                                   13,359,569
                                                                 ------------
             Building, Construction & Furnishings - 0.8%
     450,000 MDC Holdings, Inc., Sr. Notes, 8.375%, 2/1/08....        432,000
     500,000 Nortek Inc., Sr. Notes, 8.875%, 8/1/08 (a).......        492,500
     500,000 Standard Pacific Corp.,
              Sr. Sub. Notes,
              8.50%, 4/1/09...................................        477,500
                                                                 ------------
                                                                    1,402,000
                                                                 ------------
             Business Equipment &
              Services - 0.5%
   1,000,000 Lucent Technologies, Inc., Notes, 5.50%, 11/15/08
              (f).............................................        919,930
                                                                 ------------
             Cable/Other Video
              Distribution - 5.1%
     500,000 Adelphia Communications Corp., Sr. Notes, Ser. B,
              9.875%, 3/1/07..................................        522,500
     750,000 Century Communications Corp., Sr. Notes,
              9.75%, 2/15/02..................................        766,875
     500,000 Charter Communications Holdings, Sr. Notes,
              8.625%, 4/1/09 (a)..............................        478,750
   2,000,000 Comcast Cable Communications I, Sr. Notes,
              6.20%, 11/15/08.................................      1,866,600
   1,000,000 Comcast Corp., Sr. Sub. Deb.: 9.375%, 5/15/05....      1,059,440
     250,000  9.50%, 1/15/08..................................        262,500
   2,000,000 CSC Holdings, Inc., Sr. Notes, 7.25%, 7/15/08....      1,905,400
     250,000 Metromedia Fiber Network, Inc., Sr. Notes,
              10.00%, 11/15/08................................        256,875
             Time Warner, Inc.:
     925,000  Deb., 8.11%, 8/15/06............................        969,548
   1,000,000  Notes, 9.625%, 5/1/02...........................      1,072,910
                                                                 ------------
                                                                    9,161,398
                                                                 ------------
             Chemical & Agricultural
              Products - 1.6%
   1,164,000 Dow Chemical Co., Deb., 8.625%, 4/1/06...........      1,259,413
     350,000 Huntsman ICI Chemicals, Inc., Sr. Sub. Notes,
              10.125%, 7/1/09 (a).............................        353,063
     300,000 Int'l. Specialty Products Holdings, Inc.,
              Sr. Notes, Ser. B, 9.00%, 10/15/03..............        300,000

                                   EVERGREEN
                          Intermediate Term Bond Fund

                       Schedule of Investments(continued)
                                 June 30, 1999

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Chemical & Agricultural
              Products - continued
 $   400,000 Lyondell Chemical Co.,
              Sr. Sub. Notes,
              10.875%, 5/1/09 (a)...............................   $    412,000
     500,000 Scotts Co., Sr. Sub. Notes, 8.625%, 1/15/09 (a)....        492,500
                                                                   ------------
                                                                      2,816,976
                                                                   ------------
             Communication Systems &
              Services - 6.1%
     500,000 Ackerley Group, Inc.,
              Sr. Sub. Notes, Ser. B,
              9.00%, 1/15/09....................................        490,000
   2,600,000 Bell Telephone Co. of PA, Deb.,
              8.35%, 12/15/30...................................      2,940,834
     500,000 Bresnan Communications Group, Sr. Notes,
              8.00%, 2/1/09 (a).................................        501,250
     500,000 Chancellor Media Corp., Sr. Notes,
              8.00%, 11/1/08....................................        490,000
     500,000 Crown Castle Int'l. Corp., Sr. Notes,
              9.00%, 5/15/11....................................        492,500
     350,000 Intermedia Communications, Inc., Sr. Disc. Notes,
              Ser. B,
              11.25%, 7/15/07...................................        253,750
     500,000 Jordan Telecommunication Prod.,
              Sr. Notes, Ser. B,
              9.875%, 8/1/07....................................        495,000
     400,000 K III Communications Corp.,
              Sr. Notes,
              8.50%, 2/1/06.....................................        410,500
   1,000,000 LCI Int'l., Inc., Sr. Notes,
              7.25%, 6/15/07....................................        981,910
   1,000,000 MCI Communications Corp., Puttable and Callable @
              100, 4/15/02 (Eff. Yield 6.23%) (c),
              6.125%, 4/15/12...................................        993,360
     500,000 Mcleod USA, Inc., Sr. Disc. Notes,
              10.50%, 3/1/07....................................        385,000
     500,000 Price Communications Wireless, Inc., Sr. Secd.
              Notes, Ser. B,
              9.125%, 12/15/06..................................        520,000
   2,000,000 Sprint Capital Corp.,
              6.375%, 5/1/09 (f)................................      1,897,200
                                                                   ------------
                                                                     10,851,304
                                                                   ------------
             Consumer Products &
              Services - 1.5%
     500,000 Budget Group, Inc., Sr. Notes,
              9.125%, 4/1/06 (a)................................        467,500
   1,164,000 General Mills, Inc., Series B, MTN,
              9.00%, 12/20/02...................................      1,248,169
     400,000 Nationsrent, Inc., Sr. Sub. Notes,
              10.375%, 12/15/08.................................        398,000
     500,000 United Rentals, Inc., Sr. Sub. Notes,
              9.25%, 1/15/09....................................        496,250
                                                                   ------------
                                                                      2,609,919
                                                                   ------------
             Environmental Services - 0.6%
   1,000,000 Republic Services, Inc., Notes,
              6.625%, 5/15/04...................................        988,610
                                                                   ------------
             Finance & Insurance - 6.9%
   1,500,000 Bear Stearns, Inc., Sr. Notes,
              6.75%, 12/15/07...................................      1,455,000
   1,000,000 Beneficial Corp., Series I, MTN,
              6.25%, 2/18/13....................................        985,670

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Finance & Insurance - continued
 $ 1,100,000 CIT Group, Inc., Class A,
              5.625%, 10/15/03..................................   $  1,059,498
   2,250,000 Donaldson Lufkin & Jenrette,
              Sr. Notes,
              5.875%, 4/1/02....................................      2,210,647
   2,500,000 Farm Credit Systems Financial Assistance Corp.,
              Bonds,
              Series A-05,
              8.80%, 6/10/05....................................      2,802,725
   1,000,000 Ford Motor Credit Co.,
              5.80%, 1/12/09 (f)................................        913,820
     850,000 General Motors Acceptance Corp.,
              8.50%, 1/1/03 (f).................................        902,020
   2,000,000 Prudential Insurance Co., Notes,
              7.125%, 7/1/07 (a)................................      2,008,740
                                                                   ------------
                                                                     12,338,120
                                                                   ------------
             Food & Beverage Products - 1.1%
     250,000 Aurora Foods, Inc.,
              Sr. Sub. Notes, Ser. B,
              9.875%, 2/15/07...................................        258,750
     750,000 Chiquita Brands Int'l, Inc., Sr. Notes, 9.625%,
              1/15/04...........................................        748,125
   1,000,000 Coca Cola Enterprises, Inc.,
              5.75%, 11/1/08 (f)................................        922,610
                                                                   ------------
                                                                      1,929,485
                                                                   ------------
             Gaming - 1.4%
     250,000 Boyd Gaming Corp., Sr. Sub. Notes,
              9.50%, 7/15/07....................................        247,500
     500,000 Circus Circus Enterprises, Inc., Deb.,
              9.25%, 12/1/05....................................        507,500
     300,000 Isle Capri Casinos, Inc.,
              8.75%, 4/15/09 (a)................................        282,000
     500,000 Majestic Star Casino LLC,
              Sr. Secd. Notes,
              10.875%, 7/1/06 (a)...............................        496,250
     400,000 Mohegan Tribal Gaming Auth.,
              Sr. Sub. Notes,
              8.75%, 1/1/09.....................................        395,000
     500,000 Station Casinos Inc., Sr. Sub. Notes,
              9.75%, 4/15/07....................................        510,000
                                                                   ------------
                                                                      2,438,250
                                                                   ------------
             Healthcare Products &
              Services - 0.8%
   1,164,000 Baxter Int'l, Inc., Notes,
              7.25%, 2/15/08....................................      1,168,295
     250,000 Playtex Family Prods. Corp.,
              Sr. Sub. Notes,
              9.00%, 12/15/03...................................        253,750
                                                                   ------------
                                                                      1,422,045
                                                                   ------------
             Iron & Steel - 1.3%
     500,000 AK Steel Corp.,
              7.875%, 2/15/09 (a)...............................        482,500
     500,000 National Steel Corp., Ser. D,
              9.875%, 3/1/09....................................        511,250
     750,000 Wheeling Pittsburgh Corp.,
              Sr. Notes,
              9.375%, 11/15/03..................................        798,750
     500,000 WHX Corp., Sr. Notes,
              10.50%, 4/15/05...................................        473,750
                                                                   ------------
                                                                      2,266,250
                                                                   ------------
             Oil/Energy - 1.6%
   2,000,000 Transocean Offshore, Inc., Notes,
              7.45%, 4/15/27....................................      2,026,452

                                   EVERGREEN
                          Intermediate Term Bond Fund

                       Schedule of Investments(continued)
                                 June 30, 1999

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Oil/Energy - continued
 $   500,000 Triton Energy Ltd., Sr. Notes, 8.75%, 4/15/02......   $    495,000
     250,000 Western Gas Resources, Inc.,
              Sr. Sub. Notes,
              10.00%, 6/15/09 (a)...............................        256,250
                                                                   ------------
                                                                      2,777,702
                                                                   ------------
             Paper & Packaging - 0.4%
     500,000 Container Corp. of America,
              Gtd. Sr. Notes, Series A,
              11.25%, 5/1/04....................................        518,750
     200,000 Stone Container Corp.,
              Sr. Sub. Notes,
              11.50%, 8/15/99...................................        202,000
                                                                   ------------
                                                                        720,750
                                                                   ------------
             Printing, Publishing, Broadcasting
              & Entertainment - 1.2%
     500,000 Big Flower Press Holdings, Inc.,
              Sr. Sub. Notes,
              8.625%, 12/1/08...................................        462,500
     500,000 Carmike Cinemas, Inc.,
              Sr. Sub. Notes,
              9.375%, 2/1/09 (a)................................        486,250
     500,000 Cinemark USA, Inc.,
              Sr. Sub. Notes, Ser. B,
              9.625%, 8/1/08....................................        495,000
     450,000 Hollinger Int'l.,
              Sr. Sub. Notes,
              9.25%, 2/1/06.....................................        459,000
     200,000 Sinclair Broadcast Group, Inc.,
              Sr. Sub. Notes,
              10.00%, 9/30/05...................................        204,000
                                                                   ------------
                                                                      2,106,750
                                                                   ------------
             Real Estate - 1.4%
     250,000 Bulong Operations Properties Ltd., Sr. Notes ,
              12.50%, 12/15/08 (a)..............................        254,688
     850,000 EOP Operating, Ltd., Sr. Notes, 6.375%, 2/15/03
              (a)...............................................        830,756
   1,000,000 Glenborough Properties. LP,
              Sr. Notes,
              7.625%, 3/15/05...................................        909,760
     500,000 HMH Pptys., Inc.,
              Sr. Notes, Ser. C,
              8.45%, 12/1/08....................................        477,500
                                                                   ------------
                                                                      2,472,704
                                                                   ------------
             Retailing & Wholesale - 2.2%
     425,000 Ames Department Stores, Inc.,
              Sr. Notes,
              10.00%, 4/15/06 (a)...............................        415,437
   3,000,000 CVS Corp., Notes,
              5.50%, 2/15/04....................................      2,887,335
     250,000 Pathmark Stores, Inc.,
              Sr. Sub. Notes,
              9.625%, 5/1/03....................................        255,625
     500,000 Southland Corp.,
              Sr. Sub. Deb.,
              5.00%, 12/15/03...................................        432,500
                                                                   ------------
                                                                      3,990,897
                                                                   ------------
             Textile & Apparel - 0.5%
     500,000 Polymer Group, Inc.,
              Sr. Sub. Notes, Ser. B,
              9.00%, 7/1/07.....................................        478,750

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Textile & Apparel - continued
 $   500,000 Westpoint Stevens, Inc.,
              Sr. Notes,
              7.875%, 6/15/05...................................   $    488,750
                                                                   ------------
                                                                        967,500
                                                                   ------------
             Transportation - 2.3%
     780,000 Burlington Northern Santa Fe, Notes, 6.125%,
              3/15/09...........................................        729,651
   1,000,000 Continental Airlines, Inc.,
              Passthru Certificates,
              Ser. 1999-1 Class B,
              6.795%, 2/2/20....................................        958,885
   2,000,000 CSX Corp., Notes, 6.25%, 10/15/08..................      1,869,660
     500,000 Sea Containers Ltd., Sr. Notes, Ser. B,
              7.875%, 2/15/08 (a)...............................        487,500
                                                                   ------------
                                                                      4,045,696
                                                                   ------------
             Utilities - 4.2%
     500,000 AES Corp., Sr. Sub. Notes, 8.50%, 11/1/07..........        473,750
   3,000,000 Commonwealth Edison Co.,
              1st Mtge., Ser. 83,
              8.00%, 5/15/08....................................      3,262,050
     250,000 Echostar DBS Corp., Sr. Notes, 9.375%, 2/1/09 (a)..        255,000
     600,000 El Paso Energy Corp., Sr. Notes, 6.75%, 5/15/09....        576,180
   1,000,000 Long Island Lighting Co., Deb., 7.30%, 7/15/99.....      1,000,590
   1,500,000 LSP Energy LP, Sr. Secd. Notes, Ser. A,
              7.164%, 6/30/13 (a)...............................      1,468,983
     500,000 National Rural Util. Coop. Fin., Notes, 5.00%,
              10/1/02...........................................        481,335
                                                                   ------------
                                                                      7,517,888
                                                                   ------------
             Total Corporate Bonds
              (cost $101,449,221)...............................     98,387,891
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 8.0% (b)
     750,000 Bear Stearns Commercial Mtge. Securities, Inc.,
              Series 1999- WF2
              Class A2 (Est. Mat. 2009), 7.08%, 6/15/09.........        757,500
     500,000 Chase Commercial Mtge.
              Securities Corp.,
              Series 1997-1 Class B
              (Est. Maturity 2007),
              7.37%, 6/19/29....................................        518,048
     782,861 Criimi Mae Finl. Corp., Series 1 Class A (Est.
              Maturity 2004), 7.00%, 1/1/33.....................        782,861
             DLJ Commercial Mtge. Corp.:
   3,000,000  Series 1999-CG1 Class A3,
              (Est. Mat. 2009), 6.77%, 4/10/23..................      2,880,937
   2,000,000  Series 1999-CG2 Class A2 (Est. Mat. 2009),
              7.45%, 6/10/09....................................      2,047,500
   1,000,000 FNMA, Series 1993-248, Class SA, (Est. Maturity
              2004), 4.086%, 8/25/23 (d)........................        853,240

                                   EVERGREEN
                          Intermediate Term Bond Fund

                       Schedule of Investments(continued)
                                 June 30, 1999

  Principal
   Amount                                                             Value

 COLLATERALIZED MORTGAGE OBLIGATIONS - continued
 $ 1,920,377 Independent National Mtge. Corp., Series 1997-A,
              Class A (Est. Maturity 2003), 7.81%, 12/26/26
              (a)...............................................   $  1,742,743
             Morgan Stanley Capital I, Inc.:
     700,000  Series 1997- C1 Class B
              (Est. Maturity 2006),
              7.69%, 2/15/20....................................        724,209
     650,000  Series 1998-HF2 Class B
              (Est. Mat. 2008),
              6.71%, 11/15/30...................................        652,740
     432,573 PNC Mtge. Securities Corp.,
              Series 1997-4 Class 2PP1
              (Est. Maturity 2000),
              7.50%, 7/25/27....................................        436,122
   1,171,130 Residential Funding Mtge.
              Securities I, Inc.,
              Series 1999-S2 Class M1
              (Est. Mat. 2011),
              6.50%, 1/25/29....................................      1,091,452
             Resolution Trust Corp.:
     759,879  Series 1992-3 Class A2,
              (Est. Maturity 1999), 6.68%, 9/25/19..............        757,641
     613,925  Series 1992-3 Class A3,
              (Est. Maturity 1999), 6.83%, 5/25/21..............        612,123
     460,751  Series 1995-1 Class A2C
              (Est. Maturity 1999),
              7.50%, 10/25/28...................................        461,081
                                                                   ------------
             Total Collateralized Mortgage Obligations
              (cost $14,481,663)................................     14,318,197
                                                                   ------------
 MORTGAGE-BACKED SECURITIES - 5.8% (cost $10,715,404)
             FNMA:
   9,287,638  6.50%, 10/1/28 - 5/1/29...........................      8,966,374
   1,469,486  7.00%, 7/1/28.....................................      1,458,465
                                                                   ------------
                                                                     10,424,839
                                                                   ------------
 U. S. GOVERNMENT AGENCY OBLIGATIONS - 1.2%
   1,000,000 FHLB,
              5.80%, 9/2/08.....................................        952,810
     750,000 FHLMC,
              6.70%, 1/5/07.....................................        756,795
     500,000 FNMA,
              5.625%, 5/14/04...................................        484,530
                                                                   ------------
             Total U. S. Agency Obligations (cost $2,268,237)...      2,194,135
                                                                   ------------
 U. S. TREASURY OBLIGATIONS - 9.0%
  11,210,000 U.S. Treasury Notes,
              4.75%, 11/15/08...................................     10,293,919
   9,650,000 U.S. Treasury STRIPs,
              (Eff. Yield 9.30%) (c),
              0.00%, 5/15/08....................................      5,659,918
                                                                   ------------
             Total U. S. Treasury Obligations
              (cost $16,160,953)................................     15,953,837
                                                                   ------------
 YANKEE OBLIGATIONS - 8.3%
     675,000 Bayerische Landesbank Girozen, New York, Sr. Notes,
              Series D, 6.20%, 2/9/06...........................        650,592
     250,000 Great Central Mines Ltd., Sr. Notes, 8.875%,
              4/1/08............................................        236,875

  Principal
   Amount                                                             Value

 YANKEE OBLIGATIONS - continued
 $   500,000 Gulf Canada Resources Ltd.,
              Sr. Notes,
              8.35%, 8/1/06.....................................   $    486,855
     250,000 Imax Corp., Sr. Notes, 7.875%, 12/1/05.............        235,000
   2,000,000 Manitoba Province, Canada, Notes, 8.00%, 4/15/02...      2,088,700
   2,000,000 Nippon Telegraph and Telephone Corp., Notes,
              6.00%, 3/25/08....................................      1,909,780
     691,909 Oslo Seismic Services, Inc.,
              1st Pfd. Mtge. Notes,
              8.28%, 6/1/11.....................................        717,648
   1,000,000 Petroleum GEO Svcs., Notes, 7.50%, 3/31/07.........        997,760
     500,000 Rogers Cablesystems Ltd., Notes, 9.625%, 8/1/02....        523,750
   1,000,000 Svenska Handelsbanken,
              Sub. Notes,
              8.35%, 7/15/04....................................      1,068,630
   1,500,000 TXU Eastern Funding Co., 6.75%, 5/15/09............      1,425,244
     700,000 Westpac Banking Corp.,
              Sub. Deb.,
              9.125%, 8/15/01...................................        736,526
   2,000,000 Yorkshire Power Fin. Ltd., Gtd.
              Sr. Notes,
              6.496%, 2/25/08...................................      1,898,480
   2,000,000 YPF Sociedad Anonima,
              Sr. Notes,
              7.25%, 3/15/03....................................      1,933,420
                                                                   ------------
             Total Yankee Obligations
              (cost $15,126,440)................................     14,909,260
                                                                   ------------
 FOREIGN BONDS - (NON-US DOLLAR DENOMINATED) - 3.4%
  35,995,000 Nykredit,
         DKK  6.00%, 10/1/29....................................      4,758,774
             Realkredit Danmark, Debs.:
      88,000  5.00%, 10/1/29....................................         10,908
         DKK
   9,500,000  6.00%, 10/1/29....................................      1,255,304
         DKK
                                                                   ------------
             Total Foreign Bonds -
              (Non-US Dollar Denominated)
              (cost $6,416,344).................................      6,024,986
                                                                   ------------

   Shares
 MUTUAL FUND SHARES (cost $4,120,580) - 2.3%
   4,120,580 Navigator Prime Portfolio (g)......................      4,120,580
                                                                   ------------
  Principal
   Amount
 REPURCHASE AGREEMENT - 3.9% (cost $7,010,000)
  $7,010,000 Evergreen Joint Repurchase Agreement (5.00% dated
              6/30/1999 due 7/1/1999,
              maturity value $7,010,974) (e)....................      7,010,000
                                                                   ------------

     Total Investments -
      (cost $189,000,576)..  103.4%   184,455,886
     Other Assets and
      Liabilities - net....   (3.4)    (6,157,525)
                            ------   ------------
     Net Assets............  100.0%  $178,298,361
                            ======   ============

                                   EVERGREEN
                          Intermediate Term Bond Fund

                       Schedule of Investments(continued)
                                 June 30, 1999


(a) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the securities act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) The estimated maturity of a Collateralized Mortgage Obligation or Asset-Backed Security is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed dates.
(c) Effective yield (calculated at the time of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(d) Inverse floater, resets monthly.
(e) The repurchase agreements are fully collateralized by U.S. Treasury and/or federal agency obligations based on market prices plus accrued interest at June 30, 1999.
(f) All or a portion of this security is currently on loan.
(g) Represents investment of cash collateral received for securities on loan.

Summary of Abbreviations
DKK  Danish Krone
EUR  Euro Dollar
FHLB Federal Home Loan Bank
FHLMC Federal Home Loan Mortgage Corporation
FNMA Federal National Mortgage Association
MTN  Medium Term Note
STRIPs Separate Trading of Registered Interest and Principal Securities

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward Foreign Currency Exchange Contracts to Sell:

Exchange                             U.S. Value at     In Exchange      Unrealized
  Date      Contracts to Deliver     June 30, 1999     for U.S. $      Appreciation
-----------------------------------------------------------------------------------
7/20/99        6,103,000 EUR          $6,300,391       $6,543,331        $242,940

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Short-Intermediate Bond Fund

                            Schedule of Investments
                                 June 30, 1999

  Principal
   Amount                                                             Value

 ASSET-BACKED SECURITIES - 12.1%
  $2,444,799 Advanta Home Equity Loan Trust, Ser. 1992-4 Class
              A1, 7.20%, 11/25/08...............................   $  2,462,952
             Amresco Residential Securities Mtge. Loan Trust:
   1,297,020 Ser. 1998-2 Class A1, 6.50%, 12/25/15..............      1,296,261
   3,450,000 Ser. 1998-2 Class A2, 6.25%, 4/25/22...............      3,452,053
     431,094 Associates Manufactured Housing, Ser. 1997-1 Class
              A3, 6.60%, 6/15/28................................        432,570
   4,000,000 Carco Auto Loan Master Trust, Ser. 1997-1 Class A,
              6.69%, 8/15/04....................................      4,009,660
   1,999,985 Contimortgage Home Equity Loan Trust, Ser. 1996-1
              Class A5, 6.15%, 3/15/11..........................      2,002,175
   5,495,999 Empire Funding Home Loan Owner Trust, Ser. 1998-1
              Class A4, 6.64%, 12/25/12.........................      5,425,458
     266,536 EQCC Home Equity Loan Trust, Ser. 1996-1 Class A2,
              5.82%, 9/15/09....................................        266,961
   3,482,570 Fleetwood Credit Corp. Grantor Trust, Ser. 1993-B
              Class A, 4.95%, 8/15/08...........................      3,461,622
   4,121,744 Iroquois Trust, Indexed Amortization Note, Ser.
              1997-3 Class A, 6.68%, 11/10/03 (a)...............      4,127,082
   5,557,703 Life Fin'l. Home Loan Owner Trust, Ser. 1997-3
              Class A2, 6.79%, 10/25/11.........................      5,542,836
   2,499,954 Prudential Securities Secured Financing Corp.,
              Ser. 1994-4 Class A1, 8.12%, 2/15/25..............      2,548,741
   2,500,000 Southern Pacific Secd. Assets Corp., Ser. 1998-1
              Class A6, 7.08%, 3/25/28..........................      2,497,363
             Western Fin'l. Grantor Trust:
   1,161,942 Ser. 1995-5 Class A2, 5.875%, 3/1/02...............      1,164,295
     479,379 Ser. 1995-4 Class A2, 6.20%, 2/1/02................        480,781
   4,500,000 WFS Financial Owner Trust, Ser. 1997-D Class A4,
              6.25%, 3/20/03....................................      4,528,912
   1,972,337 Xerox Rental Equipment Trust, Ser. 1996-A,
              6.20%, 12/31/99 (a)...............................      1,967,098
                                                                   ------------
             Total Asset-Backed Securities (cost $45,610,987)...     45,666,820
                                                                   ------------
 CORPORATE BONDS - 21.8%
             Banks - 3.7%
   3,350,000 Amsouth BanCorp., Sub. Deb., 6.75%, 11/1/25........      3,342,094
   2,000,000 Bank One First Chicago NBD Corp., MTN, Ser. E,
              9.20%, 12/17/01...................................      2,122,584
   3,000,000 BB&T Corp., Sub. Notes, 6.375%, 6/30/05............      2,931,789
   5,000,000 First Security Corp., MTN, 6.40%, 2/10/03..........      4,921,325
     500,000 Security Pacific Corp., Notes, 10.45%, 5/8/01......        530,456
                                                                   ------------
                                                                     13,848,248
                                                                   ------------

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Finance & Insurance - 9.3%
 $ 2,000,000 American Express Credit Corp., Step Bond (Eff.
              Yield 5.57%) (b), 6.25%, 8/10/00 .................   $  1,993,394
   3,000,000 Associated P&C Holdings, Inc., Gtd. Sr. Notes,
              6.75%, 7/15/03 (a)................................      2,908,707
   3,000,000 Bear Stearns Co., Inc., Sr. Notes, 7.625%,
              4/15/00...........................................      3,032,367
   1,500,000 Duke Capital Corp., Sr. Notes, Ser. A, 6.25%,
              7/15/05...........................................      1,462,602
   1,000,000 Horace Mann Educators Corp.,
              Sr. Notes,
              6.625%, 1/15/06...................................        953,918
             Lehman Brothers Holdings, Inc.:
   2,500,000 MTN, 6.84%, 10/7/99................................      2,506,537
   5,000,000 Sr. Notes, 6.625%, 11/15/00........................      5,014,015
   5,000,000 8.875%, 3/1/02.....................................      5,230,930
   5,000,000 Metropolitan Life Insurance Co., Surplus Notes,
              7.00%, 11/1/05 (a)................................      5,023,580
   7,000,000 Salomon, Inc., Sr. Notes, 7.20%, 2/1/04............      7,111,650
                                                                   ------------
                                                                     35,237,700
                                                                   ------------
             Industrial Specialty Products & Services - 4.3%
   7,500,000 Columbia/HCA Healthcare Corp., Notes,
              6.875%, 7/15/01...................................      7,303,770
   4,375,000 Johnson Controls, Inc., Notes, 6.30%, 2/1/08.......      4,172,871
   5,000,000 US Airways, Inc., Ser. 1998-1 Class B, 7.35%,
              1/30/18...........................................      4,888,175
                                                                   ------------
                                                                     16,364,816
                                                                   ------------
             Machinery - Diversified - 1.3%
   5,000,000 Case Corp., Notes, Ser. B, 6.25%, 12/1/03..........      4,881,595
                                                                   ------------
             Telecommunication Services & Equipment - 0.5%
   2,000,000 Worldcom, Inc., Sr. Notes, 6.125%, 8/15/01.........      1,991,218
                                                                   ------------
             Transportation - 0.7%
   2,393,622 Continental Airlines, Inc., 7.46%, 4/1/13..........      2,419,413
                                                                   ------------
             Utilities - Electric - 2.0%
   5,000,000 LG&E Capital Corp., MTN, 5.75%, 11/1/01 (a)........      4,893,415
   2,700,000 Virginia Elec. & Pwr. Co., MTN, 6.30%, 6/21/01.....      2,697,000
                                                                   ------------
                                                                      7,590,415
                                                                   ------------
             Total Corporate Bonds (cost $82,867,979)...........     82,333,405
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 12.8%
   3,250,000 Blackrock Capital Fin., LP, 7.15%, 10/25/26........      3,212,300
   3,150,000 Chase Commercial Mtge. Securities Corp.,
              Ser. 1996-2 Class C, 6.90%, 11/19/28..............      3,096,119
     590,569 CMC Securities Corp.,
              Ser. 1993-D Class D3,
              10.00%, 7/25/23...................................        603,909

                                   EVERGREEN
                          Short-Intermediate Bond Fund

                       Schedule of Investments(continued)
                                 June 30, 1999

  Principal
   Amount                                                             Value

 COLLATERALIZED MORTGAGE OBLIGATIONS - continued
 $ 5,000,000 Credit Suisse First Boston Mtge. Securities Corp.,
              Ser. 1998-C1 Class A1B,
              6.48%, 5/17/08....................................   $  4,820,925
   2,795,438 Deutsche Mtge. & Asset Receiving Corp.,
              6.22%, 9/15/07....................................      2,727,188
             FHLMC:
   2,557,886 Ser. 1546 Class D, 5.75%, 10/15/16.................      2,554,215
   2,880,914 Ser. 1991 Class PA, 6.00%, 3/15/14.................      2,882,081
   3,000,000 FNMA, REMIC,
              Ser. 1998-W8 Class A4,
              6.02%, 9/25/28....................................      2,914,845
   4,000,000 Kidder Peabody Acceptance Corp., Ser. 1994-C1 Class
              A, 6.65%, 2/1/06..................................      4,034,540
   3,000,000 Nationslink Funding Corp., Comml. Mtge.
              Certificates,
              Ser. 1998-C1 Class A1A1,
              6.80%, 1/20/08....................................      2,834,100
   2,000,000 Painewebber Mtge. Acceptance Corp., Ser. 1996-M1
              Class E, 7.66%, 1/2/12 (a)........................      1,987,735
             Potomac Gurnee Fin. Corp.:
   2,410,284 Ser. 1 Class A, 6.89%, 12/21/26 (a)................      2,397,883
   2,500,000 Ser. 1 Class B 7.00%, 12/21/26 (a).................      2,495,462
   3,788,820 Prudential Home Mtge. Securities, Ser. 1993-39
              Class A8, 6.50%, 10/25/08.........................      3,766,447
   4,169,625 Prudential Securities Secd.
              Financing Corp.,
              Ser. 1998-C1 Class A1A1,
              6.11%, 11/15/02...................................      4,155,302
   2,423,077 RMF Commercial Mtge., Ser. 1997-1 Class A,
              6.38%, 1/15/19 (a)................................      2,421,539
   1,369,505 Saxon Mtge. Securities Corp.,
              Ser. 1993-8A Class 1A2, 7.375%, 9/25/23...........      1,378,866
                                                                   ------------
             Total Collateralized Mortgage Obligations
              (cost $48,872,907)................................     48,283,456
                                                                   ------------
 MORTGAGE-BACKED SECURITIES - 21.7%
   6,727,375 FHA Insured,
              7.43%, 9/1/23.....................................      6,693,738
   4,063,089 FHA-Puttable Proj. Loans:
              7.43%, 11/1/22....................................      4,133,279
   4,524,724 Merrill Lynch 199,
              8.43%, 2/1/20.....................................      4,648,815
   2,808,952 Reilly 18,
              6.00%, 4/1/15 (c).................................      2,780,862
   1,526,877 Reilly 55,
              7.43%, 3/1/24.....................................      1,561,285
  18,717,655 Reilly 64,
              7.43%, 1/1/24.....................................     19,128,975
             FHLB:
   3,000,000 5.45%, 10/19/05....................................      2,875,875
   3,200,000 5.467%, 2/19/04....................................      3,140,160
             FHLMC:
   2,750,000 6.00%, 5/15/16.....................................      2,725,534
     167,088 10.50%, 9/1/15.....................................        183,444
   2,000,000 Deb.,
             6.97%, 6/16/05.....................................      2,002,308

  Principal
   Amount                                                             Value

 MORTGAGE-BACKED SECURITIES - continued
             FNMA:
 $ 7,698,000 5.125%, 2/13/04....................................   $  7,383,483
   4,664,377 11.00%, 2/15/25....................................      5,203,967
      18,384 14.00%, 6/1/11.....................................         20,815
   2,740,276 6.00%, 11/1/08.....................................      2,688,184
   2,100,000 REMIC Trust, Ser. 1992 Class G44H, 8.00%,
              11/25/06..........................................      2,148,876
   8,229,018 Ser. 1995-W1 Class A6, 8.10%, 4/25/25..............      8,341,986
             GNMA:
   6,163,171 8.05%, 6/15/19-10/15/20............................      6,414,482
                                                                   ------------
             Total Mortgage-Backed Securities (cost
              $82,308,714)......................................     82,076,068
                                                                   ------------
 U. S. AGENCY OBLIGATIONS - 5.5%
             FHLB:
     646,312 6.043%, 4/28/03....................................        647,152
   4,105,000 6.07%, 8/28/08.....................................      3,923,793
   3,300,000 Consolidated Bond, 6.54%, 12/12/07.................      3,242,732
             FNMA, MTN:
   4,000,000 5.52%, 4/17/02.....................................      3,932,380
   9,035,000 6.92%, 3/19/07.....................................      9,235,514
                                                                   ------------
             Total U. S. Agency Obligations (cost $22,207,755)..     20,981,571
                                                                   ------------
 U. S. TREASURY OBLIGATIONS - 18.2%
             U.S. Treasury Notes:
  10,000,000 5.625%, 5/15/08....................................      9,796,880
   3,500,000 5.75%, 4/30/03.....................................      3,504,375
  24,525,000 6.125%, 8/15/07....................................     24,800,906
   8,000,000 6.25%, 2/15/07.....................................      8,152,504
   2,500,000 6.50%, 10/15/06....................................      2,580,470
  14,000,000 6.625%, 5/15/07....................................     14,586,250
   4,980,000 7.00%, 7/15/06.....................................      5,277,246
                                                                   ------------
             Total U. S. Treasury Obligations
              (cost $70,134,355)................................     68,698,631
                                                                   ------------
 MUNICIPAL - 0.7% (Cost $2,885,285)
   2,900,000 Virginia Hsg. Dev. Auth. Cmnwlth. Mtge. RB, Taxable
              Subser. A-4, 7.00%, 1/1/14........................      2,860,705
                                                                   ------------
 YANKEE OBLIGATIONS - 5.8%
 $ 5,000,000 Boral Ltd. Australia Co., MTN 7.90%, 11/19/99 (a)..   $  5,034,540
             Korea Dev. Bank, Bond:
   5,000,000 7.25%, 5/15/06.....................................      4,804,195
   6,000,000 7.375%, 9/17/04....................................      5,899,170
   6,000,000 National Bank of Canada, Yankee Notes, Ser. B,
              8.125%, 8/15/04...................................      6,318,966
                                                                   ------------
             Total Yankee Obligations (cost $22,450,580)........     22,056,871
                                                                   ------------
 REPURCHASE AGREEMENT - 0.8% (cost $3,101,272)
   3,101,272 Dresdner Bank AG, 4.75%, dated 6/30/1999, due
              7/1/1999, maturity value $3,101,681 (d)...........      3,101,272
                                                                   ------------

     Total Investments - (cost $380,439,834)..............    99.4%  376,058,799
     Other Assets and
      Liabilities - net...................................     0.6     2,157,009
                                                             -----  ------------
     Net Assets ..........................................   100.0% $378,215,808
                                                             =====  ============

                                   EVERGREEN
                          Short-Intermediate Bond Fund

                      Schedule of Investments (continued)
                                 June 30, 1999


(a) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the Secu-rities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) Effective yield (calculated at the time of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(c) The security is valued based upon fair value determined under proce-dures approved by the Board of Trustees.
(d) The repurchase agreement is fully collateralized by $2,880,000 U.S. Treasury Notes, 7.50%, 2/15/2005; value including accrued interest $3,167,567.

Summary of Abbreviations
FHA  Federal Housing Authority
FHLB Federal Home Loan Bank
FHLMC Federal Home Loan Mortgage Corporation
FNMA Federal National Mortgage Association
GNMA Government National Mortgage Association
MTN  Medium Term Note
REMIC Real Estate Mortgage Investment Conduit
STRIPs Separately Traded Registered Interest and Principal Securities

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Short and Intermediate Term Bond Funds

                      Statements of Assets and Liabilities
                                 June 30, 1999

                           Capital Preservation Intermediate Bond Short Intermediate
                                   Fund               Fund               Fund
------------------------------------------------------------------------------------
Assets
 Identified cost of
  securities.............      $37,499,067        $189,000,576       $380,439,834
 Net unrealized gains or
  losses on securities...         (186,720)         (4,544,690)        (4,381,035)
------------------------------------------------------------------------------------
 Market value of
  securities.............       37,312,347         184,455,886        376,058,799
 Cash....................              988                 976                  0
 Receivable for
  securities sold........          291,689                   0            423,289
 Receivable for Fund
  shares sold............              788             617,447            507,001
 Interest receivable.....          273,722           2,500,248          5,371,617
 Unrealized gains on
  forward foreign
  currency exchange
  contracts..............                0             242,940                  0
 Prepaid expenses and
  other assets...........            5,704               3,369            114,415
------------------------------------------------------------------------------------
   Total assets..........       37,885,238         187,820,866        382,475,121
------------------------------------------------------------------------------------
Liabilities
 Distributions payable...           58,274             315,789            824,560
 Payable for securities
  purchased..............                0           4,637,477                  0
 Payable for Fund shares
  redeemed...............           91,609             250,146          3,063,641
 Payable for securities
  on loan................                0           4,120,580                  0
 Advisory fee payable....            8,823              91,060            157,035
 Distribution Plan
  expenses payable.......           21,006              54,195              8,925
 Due to other related
  parties................                0                   0              7,912
 Accrued expenses and
  other liabilities......           10,815              53,258            197,240
------------------------------------------------------------------------------------
   Total liabilities.....          190,527           9,522,505          4,259,313
------------------------------------------------------------------------------------
Net assets...............      $37,694,711        $178,298,361       $378,215,808
------------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital.........      $44,893,965        $198,306,946       $402,203,175
 Undistributed
  (overdistributed) net
  investment income......          (59,566)            959,253           (460,508)
 Accumulated net
  realized losses on
  securities and foreign
  currency related
  transactions...........       (6,952,968)        (16,664,461)       (19,145,824)
 Net unrealized gains or
  losses on securities
  and foreign currency
  related transactions...         (186,720)         (4,303,377)        (4,381,035)
------------------------------------------------------------------------------------
Total net assets.........      $37,694,711        $178,298,361       $378,215,808
------------------------------------------------------------------------------------
Net assets consists of
 Class A.................      $18,148,805        $107,713,976       $ 19,127,186
 Class B.................       15,618,016          11,100,248         22,553,329
 Class C.................        3,927,890           4,718,490          1,360,369
 Class Y.................                0          54,765,647        335,174,924
------------------------------------------------------------------------------------
Total net assets.........      $37,694,711        $178,298,361       $378,215,808
------------------------------------------------------------------------------------
Shares outstanding
 Class A.................        1,881,529          12,436,793          1,975,630
 Class B.................        1,619,108           1,281,661          2,324,621
 Class C.................          407,215             544,805            140,222
 Class Y.................                0           6,323,383         34,618,693
------------------------------------------------------------------------------------
Net asset value per share
 Class A.................      $      9.65        $       8.66       $       9.68
------------------------------------------------------------------------------------
 Class A--Offering price
  (based on sales charge
  of 3.25%)..............      $      9.97        $       8.95       $      10.01
------------------------------------------------------------------------------------
 Class B.................      $      9.65        $       8.66       $       9.70
------------------------------------------------------------------------------------
 Class C.................      $      9.65        $       8.66       $       9.70
------------------------------------------------------------------------------------
 Class Y.................                0        $       8.66       $       9.68
------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Short and Intermediate Term Bond Funds

                            Statements of Operations
                            Year Ended June 30, 1999

                            Capital Preservation Intermediate Bond Short Intermediate
                                    Fund               Fund               Fund
-------------------------------------------------------------------------------------
 Investment income
 Interest................        $2,743,522         $13,594,176       $26,202,792
-------------------------------------------------------------------------------------
 Expenses
 Advisory fee............           270,118           1,196,312         1,986,762
 Distribution Plan
  expenses...............           286,987             461,574           272,045
 Administrative services
  fees...................             6,400              30,344           103,519
 Transfer agent fee......            70,750             416,727           505,452
 Trustees' fees and
  expenses...............               482               5,986             8,013
 Printing and postage
  expenses...............            10,344              25,825            29,129
 Custodian fee...........            12,107              91,559            95,266
 Registration and filing
  fees...................            33,921             146,598           106,686
 Professional fees.......            22,484              20,707            18,140
 Other...................             2,119               4,509             9,029
-------------------------------------------------------------------------------------
  Total expenses.........           715,712           2,400,141         3,134,041
  Less: Fee credits......            (1,720)            (11,652)          (20,012)
    Fee waivers..........          (147,381)           (293,547)                0
-------------------------------------------------------------------------------------
  Net expenses...........           566,611           2,094,942         3,114,029
-------------------------------------------------------------------------------------
 Net investment income...         2,176,911          11,499,234        23,088,763
-------------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions
 Net realized gains or
  losses on:
  Securities.............          (156,057)         (1,386,233)       (2,451,611)
  Foreign currency
   related transactions..                 0             480,542                 0
-------------------------------------------------------------------------------------
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions...          (156,057)           (905,691)       (2,451,611)
-------------------------------------------------------------------------------------
 Net change in unrealized
  gains or losses on
  securities and foreign
  currency related
  transactions...........          (253,950)         (7,880,924)       (6,391,909)
-------------------------------------------------------------------------------------
 Net realized and
  unrealized losses on
  securities and foreign
  currency related
  transactions...........          (410,007)         (8,786,615)       (8,843,520)
-------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations.............        $1,766,904         $ 2,712,619       $14,245,243
-------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Short and Intermediate Term Bond Funds

                      Statements of Changes in Net Assets
                            Year Ended June 30, 1999

                           Capital Preservation Intermediate Bond Short Intermediate
                                   Fund               Fund               Fund
------------------------------------------------------------------------------------
 Operations
 Net investment income...      $  2,176,911       $ 11,499,234      $  23,088,763
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions...          (156,057)          (905,691)        (2,451,611)
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions...          (253,950)        (7,880,924)        (6,391,909)
------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations............         1,766,904          2,712,619         14,245,243
------------------------------------------------------------------------------------
 Distributions to
  shareholders from
 Net investment income
  Class A................          (992,050)        (7,002,863)        (1,112,528)
  Class B................          (989,694)          (581,636)        (1,161,465)
  Class C................          (195,983)          (269,865)           (69,077)
  Class Y................                 0         (3,653,526)       (20,759,994)
------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........        (2,177,727)       (11,507,890)       (23,103,064)
------------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from shares
  sold...................        19,176,521         38,089,130        156,664,560
 Net asset value of
  shares issued in
  reinvestment of
  distributions..........         1,552,138          7,492,305         13,089,270
 Payment for shares
  redeemed...............       (30,673,318)       (62,133,153)      (171,695,268)
------------------------------------------------------------------------------------
  Net decrease in net
   assets resulting from
   capital share
   transactions..........        (9,944,659)       (16,551,718)        (1,941,438)
------------------------------------------------------------------------------------
   Total decrease in net
    assets...............       (10,355,482)       (25,346,989)       (10,799,259)
 Net assets
 Beginning of period.....        48,050,193        203,645,350        389,015,067
------------------------------------------------------------------------------------
 End of period...........      $ 37,694,711       $178,298,361      $ 378,215,808
------------------------------------------------------------------------------------
 Undistributed
  (overdistributed) net
  investment income......      $    (59,566)      $    959,253      $    (460,508)
------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Short and Intermediate Term Bond Funds

                      Statements of Changes in Net Assets
                            Year Ended June 30, 1998

                            Capital Preservation Intermediate Bond Short Intermediate
                                    Fund               Fund               Fund
-------------------------------------------------------------------------------------
 Operations
 Net investment income...       $  2,568,924       $  5,462,136      $  24,446,841
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions...            162,335             93,422         (1,189,957)
 Net change in unrealized
  gains or losses on
  securities and foreign
  currency related
  transactions...........           (474,778)           518,784          3,858,427
-------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations............          2,256,481          6,074,342         27,115,311
-------------------------------------------------------------------------------------
 Distributions to
  shareholders from
 Net investment income
  Class A................           (887,540)        (2,960,648)        (1,003,205)
  Class B................         (1,474,326)          (654,821)        (1,108,182)
  Class C................           (207,058)          (410,056)           (53,200)
  Class Y................                  0         (1,652,096)       (22,216,773)
-------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........         (2,568,924)        (5,677,621)       (24,381,360)
-------------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from shares
  sold...................         19,443,143         24,366,074        140,518,437
 Net asset value of
  shares issued in
  reinvestment of
  distributions..........          1,756,964          3,396,992         13,099,071
 Payment for shares
  redeemed...............        (25,657,158)       (36,461,819)      (166,012,044)
 Net asset value of
  shares issued in
  acquisition of:
  Blanchard Short-Term
   Flexible Income Fund..                  0        116,766,103                  0
  Evergreen Intermediate
   Term Bond Fund II.....                  0         66,213,695                  0
-------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....         (4,457,051)       174,281,045        (12,394,536)
-------------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets...............         (4,769,494)       174,677,766         (9,660,585)
 Net assets
 Beginning of period.....         52,819,687         28,967,584        398,675,652
-------------------------------------------------------------------------------------
 End of period...........       $ 48,050,193       $203,645,350      $ 389,015,067
-------------------------------------------------------------------------------------
 Overdistributed net
  investment income......       $    (81,569)      $   (381,370)     $    (199,106)
-------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                     Combined Notes to Financial Statements
1. ORGANIZATION

The Evergreen Short and Intermediate Bond Funds consist of Evergreen Capital Preservation and Income Fund ("Capital Preservation Fund"), Evergreen Interme-diate Term Bond Fund ("Intermediate Bond Fund") and Evergreen Short Intermedi-ate Bond Fund ("Short Intermediate Fund"), (collectively, the "Funds"). Each Fund is a diversified series of Evergreen Fixed Income Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C and/or Class Y shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing dis-tribution fee than Class A. Class B shares are sold subject to a contingent de-ferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Corporate bonds, U.S. government obligations, mortgage and other asset-backed securities and other fixed-income securities are valued at prices provided by an independent pricing service. In determining a price for normal institution-al-size transactions, the pricing service uses methods based on market transac-tions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Se-curities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Otherwise, securities for which valua-tions are not readily available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith ac-cording to procedures established by the Board of Trustees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the mar-ket value of the securities pledged falls below the carrying value of the re-purchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines es-tablished by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, the Capital Preservation Fund and Intermediate Bond Fund, along with cer-tain other funds managed by Evergreen Investment

Management Company ("EIMC"), (formerly Keystone Investment Management Company), may transfer uninvested cash balances into a joint trading account. These bal-ances are invested in one or more repurchase agreements that are fully collat-eralized by U.S. Treasury and/or federal agency obligations.

C. Reverse Repurchase Agreements
To obtain short-term financing, the Capital Preservation Fund and Intermediate Bond Fund may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign cur-rency exchange rates is a component of net unrealized gains or losses on secu-rities and foreign currency related transactions. Net realized foreign currency gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securi-ties transactions, foreign currency related transactions and the difference be-tween the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain or loss on securities.

E. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabili-ties. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain or loss on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other financial organizations. The Funds' investment adviser will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and ob-tain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in connec-tion with such loans.

G. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts.

H. Federal Taxes
The Funds qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for fed-eral taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

I. Distributions
Distributions from net investment income for the Funds are declared daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. The differences between financial statement amounts avail-able for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for mortgage paydown gains or losses and certain repurchases of securities sold at a loss.

Certain distributions paid during previous years have been reclassified to con-form to current year presentation.

J. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

EIMC, a subsidiary of First Union, is the investment advisor for the Capital Preservation Fund and Intermediate Bond Fund. In return for providing invest-ment management and administrative services to the Capital Preservation Fund and Intermediate Bond Fund, the Funds pays EIMC a management fee that is calcu-lated daily and paid monthly. The management fee is computed at an annual rate of 2.00% of each Fund's gross investment income plus an amount determined by applying percentage rates, starting at 0.50% and declining to 0.25% per annum as net assets increase, to the average daily net assets of each Fund.

First Union National Bank, a subsidiary of First Union, serves as the invest-ment advisor to the Short Intermediate Fund and is paid a management fee that is calculated daily and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets.

During the year ended June 30, 1999, the amount of investment advisory fees waived by each Fund and the impact on each Fund's expense ratio represented as a percentage of its average daily net assets were as follows:

                                                         Fees   % of Average
                                                        Waived   Net Assets
                                                       -------------
        Capital Preservation Fund..................... $147,381     0.34%
        Intermediate Bond Fund........................  293,547     0.15%

Evergreen Investment Services ("EIS"), a subsidiary of First Union, serves as the administrator and The BISYS Group, Inc. ("BISYS") serves as the sub-admin-istrator to the Funds. As administrator, EIS provides the Funds with facili-ties, equipment and personnel. As sub-administrator to the Funds, BISYS pro-vides the officers of the Funds. Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

For the Short Intermediate Fund, the administrator and sub-administrator is en-titled to an annual fee based on the average daily net assets of the funds ad-ministered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisors. The administration fee is calculated by ap-plying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net assets of the Fund. The sub-ad-ministration fee is calculated by applying percentage rates, which start at 0.01% and decline to 0.004% per annum as net assets increase, to the average daily net assets of the Fund.

During the year ended June 30, 1999, the Short Intermediate Fund paid or ac-crued $82,285 and $21,234 for administrative and sub-administrative services, respectively.

During the year ended June 30, 1999, the Capital Preservation Fund and Interme-diate Bond Fund reimbursed EIMC for certain administration and accounting ex-penses as follows:

        Capital Preservation Fund.................................... $ 6,400
        Intermediate Bond Fund.......................................  30,344

For the Capital Preservation Fund and Intermediate Bond Fund, the sub-adminis-tration fee is paid by the investment advisor and is not a fund expense.

Evergreen Service Company ("ESC"), an indirectly, wholly owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class Y. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net assets of the class. Class B and Class C also pay distribution fees equal to 0.75% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid at least quarterly.

During the year ended June 30, 1999, amounts paid or accrued to EDI pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                                  Class A  Class B  Class C
                                                  -------------------------
        Capital Preservation Fund................ $ 36,258 $209,176 $41,553
        Intermediate Bond Fund...................  296,312  112,885  52,377
        Short Intermediate Fund..................   19,253  238,613  14,179

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is per-mitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. ACQUISITIONS

The Intermediate Bond Fund was organized for the purpose of combining the as-sets of the Keystone Intermediate Term Bond Fund and Evergreen Intermediate Term Bond Fund II (formerly, the Evergreen Intermediate Term Bond Fund).

On January 21, 1998, prior to the combination of assets into Intermediate Bond Fund, Evergreen Intermediate Term Bond Fund II transferred substantially all of its net assets related to its Class Y shares to Evergreen Select Core Bond Fund, an institutional fund, through a redemption-in-kind in the amount of ap-proximately $108,000,000.

Effective on the close of business on January 23, 1998, Intermediate Bond Fund acquired all the remaining assets and assumed certain liabilities of Evergreen Intermediate Term Bond Fund II in exchange for Class A, Class B, Class C and Class Y shares of the Intermediate Bond Fund. Also, the Intermediate Bond Fund acquired all the assets and assumed certain liabilities of Keystone Intermedi-ate Term Bond Fund in exchange for Class A, Class B and Class C shares of In-termediate Bond Fund.

Effective on the close of business on February 28, 1998, Intermediate Bond Fund acquired all of the assets and assumed certain liabilities of Blanchard Short-Term Flexible Income Fund, in an exchange for Class A shares of Intermediate Bond Fund.

These acquisitions were accomplished by a tax-free exchange of the respective shares of each Fund. The value of assets acquired, number of shares issued, unrealized appreciation acquired and the aggregate net assets of each Fund im-mediately after the acquisition are as follows:

                                                                Value of Net     Number of    Unrealized     Net Assets
Acquiring Fund                     Acquired Fund               Assets Acquired Shares Issued Appreciation After Acquisition
---------------------------------------------------------------------------------------------------------------------------
Intermediate Bond
 Fund............... Evergreen Intermediate Term Bond Fund II   $ 66,213,695     7,287,484    $  616,992    $ 93,235,040
Intermediate Bond
 Fund............... Blanchard Short-Term Flexible Income Fund   116,766,103    12,856,531     2,511,574     211,601,433

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and/or Class Y. Transactions in shares of the Funds were as follows:

Capital Preservation Fund

                                 Year Ended                Year Ended
                                June 30, 1999             June 30, 1998
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
------------------------------------------------------------------------------
Class A
Shares sold...............  1,254,468  $ 12,119,775   1,684,678  $ 16,480,670
Shares issued in
 reinvestment of
 distributions............     73,376       709,511      62,340       609,698
Shares redeemed........... (1,297,623)  (12,552,673) (1,502,907)  (14,712,976)
------------------------------------------------------------------------------
Net increase..............     30,221       276,613     244,111     2,377,392
------------------------------------------------------------------------------
Class B
Shares sold...............    501,298     4,841,798     212,637     2,082,936
Shares issued in
 reinvestment of
 distributions............     69,855       676,249      99,464       974,126
Shares redeemed........... (1,626,086)  (15,731,870)   (998,736)   (9,785,685)
------------------------------------------------------------------------------
Net decrease.............. (1,054,933)  (10,213,823)   (686,635)   (6,728,623)
------------------------------------------------------------------------------
Class C
Shares sold...............    229,112     2,214,948      89,775       879,537
Shares issued in
 reinvestment of
 distributions............     17,206       166,378      17,696       173,140
Shares redeemed...........   (247,073)   (2,388,775)   (118,346)   (1,158,497)
------------------------------------------------------------------------------
Net decrease..............       (755) $     (7,449)    (10,875) $   (105,820)
------------------------------------------------------------------------------

Intermediate Bond Fund

                                   Year Ended                Year Ended
                                  June 30, 1999             June 30, 1998
                             ------------------------  ------------------------
                               Shares       Amount       Shares       Amount
--------------------------------------------------------------------------------
 Class A
 Shares sold...............   2,341,785  $ 21,107,529     955,523  $  8,660,565
 Shares issued in
  acquisition of:
 Evergreen Intermediate
  Term Bond Fund II........           0             0     349,314     3,173,762
 Blanchard Short-Term
  Flexible Income Fund.....           0             0  12,856,531   116,766,103
 Shares issued in
  reinvestment of
  distributions............     656,382     5,911,817     263,979     2,392,256
 Shares redeemed...........  (4,185,680)  (37,633,504) (1,958,558)  (17,753,140)
--------------------------------------------------------------------------------
 Net increase (decrease)...  (1,187,513) $(10,614,158) 12,466,789  $113,239,546
--------------------------------------------------------------------------------
 Class B
 Shares sold...............     487,096  $  4,402,183     150,439  $  1,368,742
 Shares issued in
  acquisition of Evergreen
  Intermediate Term Bond
  Fund II..................           0             0     129,724     1,180,255
 Shares issued in
  reinvestment of
  distributions............      36,260       326,694      36,150       328,759
 Shares redeemed...........    (425,314)   (3,846,878)   (403,520)   (3,667,231)
--------------------------------------------------------------------------------
 Net increase (decrease)...      98,042  $    881,999     (87,207) $   (789,475)
--------------------------------------------------------------------------------
 Class C
 Shares sold...............     110,653  $  1,004,240     243,096  $  2,208,772
 Shares issued in
  acquisition of Evergreen
  Intermediate Term Bond
  Fund II..................           0             0       5,677        51,630
 Shares issued in
  reinvestment of
  distributions............      20,784       187,535      30,163       274,457
 Shares redeemed...........    (184,849)   (1,673,579)   (492,378)   (4,464,809)
--------------------------------------------------------------------------------
 Net decrease..............     (53,412) $   (481,804)   (213,442) $ (1,929,950)
--------------------------------------------------------------------------------
                                                           January 26,1998
                                                          (Commencement of
                                   Year Ended           Class Operations) to
                                  June 30, 1999             June 30, 1998
                             ------------------------  ------------------------
                               Shares       Amount       Shares       Amount
--------------------------------------------------------------------------------
 Class Y
 Shares sold...............   1,284,724  $ 11,575,178   1,335,378  $ 12,127,995
 Shares issued in
  acquisition of Evergreen
  Intermediate Term Bond
  Fund II..................           0             0   6,802,769    61,808,048
 Shares issued in
  reinvestment of
  distributions............     118,332     1,066,259      44,309       401,520
 Shares redeemed...........  (2,096,933)  (18,979,192) (1,165,196)  (10,576,639)
--------------------------------------------------------------------------------
 Net increase (decrease)...    (693,877) $ (6,337,755)  7,017,260  $ 63,760,924
--------------------------------------------------------------------------------

Short Intermediate Fund

                                Year Ended                  Year Ended
                               June 30, 1999               June 30, 1998
                         --------------------------  --------------------------
                           Shares        Amount        Shares        Amount
--------------------------------------------------------------------------------
Class A
Shares sold.............   1,565,164  $  15,513,691      500,922  $   4,955,344
Shares issued in
 reinvestment of
 distributions..........      85,182        844,657       76,079        752,038
Shares redeemed.........  (1,377,037)   (13,580,265)    (674,862)    (6,681,274)
--------------------------------------------------------------------------------
Net increase
 (decrease).............     273,309  $   2,778,083      (97,861) $    (973,892)
--------------------------------------------------------------------------------
Class B
Shares sold.............   1,844,479  $  18,346,490    1,023,010  $  10,138,464
Shares issued in
 reinvestment of
 distributions..........      83,118        826,279       78,547        778,080
Shares redeemed.........  (1,890,855)   (18,756,863)  (1,071,136)   (10,623,170)
--------------------------------------------------------------------------------
Net increase............      36,742  $     415,906       30,421  $     293,374
--------------------------------------------------------------------------------
Class C
Shares sold.............      65,400  $     652,800       64,686  $     642,818
Shares issued in
 reinvestment of
 distributions..........       6,017         59,815        4,490         44,480
Shares redeemed.........     (46,468)      (460,730)     (58,395)      (579,321)
--------------------------------------------------------------------------------
Net increase............      24,949  $     251,885       10,781  $     107,977
--------------------------------------------------------------------------------
Class Y
Shares sold.............  12,293,584  $ 122,151,579   12,608,737  $ 124,781,811
Shares issued in
 reinvestment of
 distributions..........   1,145,478     11,358,519    1,165,985     11,524,473
Shares redeemed......... (14,015,864)  (138,897,410) (14,971,442)  (148,128,279)
--------------------------------------------------------------------------------
Net decrease............    (576,802) $  (5,387,312)  (1,196,720) $ (11,821,995)
--------------------------------------------------------------------------------

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended June 30, 1999:

                                   Cost of Purchases                  Proceeds from Sales
                          ----------------------------------- -----------------------------------
                          U.S. Government Non-U.S. Government U.S. Government Non-U.S. Government
-------------------------------------------------------------------------------------------------
Capital Preservation
 Fund...................   $ 15,398,737      $  1,627,469      $ 22,115,467      $  4,933,889
Intermediate Bond Fund..    156,553,374       161,978,984       156,578,260       184,149,304
Short Intermediate
 Fund...................    143,335,404        52,167,556       113,305,257        76,183,400

During the year ended June 30, 1999, the following Funds entered into reverse repurchase agreements as follows:

                                                 Average   Weighted
                                                  Daily    Average    Maximum
                                                 Balance   Interest    Amount
                                               Outstanding   Rate   Outstanding*
                                               ----------- -------- ------------
Capital Preservation Fund..................... $  402,895   5.52%    $  500,380
Intermediate Bond Fund........................  1,016,524   5.48%     5,302,459

-------
* The Maximum Amount Outstanding under reverse repurchase agreements includes accrued interest.

At June 30, 1999, there were no reverse repurchase agreements outstanding.

The Intermediate Bond Fund loaned securities during the year ended June 30, 1999 to certain brokers who paid the Fund a negotiated lenders' fee. These fees are included in interest income. At June 30, 1999, the value of securities on loan and the value of collateral amounted to $4,041,106 and $4,120,580, respec-tively. During the year ended June 30, 1999, the Intermediate Bond Fund earned $8,758 in income from securities lending.

On June 30, 1999, the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

                                         Gross        Gross
                                       Unrealized   Unrealized   Net Unrealized
                           Tax Cost   Appreciation Depreciation   Depreciation
                         ---------------------------------------------------
        Capital
         Preservation
         Fund........... $ 37,510,779  $   77,528  $  (275,960)   $  (198,432)
        Intermediate
         Bond Fund......  185,192,183   1,089,377   (5,946,254)    (4,856,877)
        Short
         Intermediate
         Fund...........  380,507,963   2,301,212   (6,750,376)    (4,449,164)

As of June 30, 1999, the Funds had capital loss carryovers for federal income tax purposes as follows:

                          Capital                                       Expiration
                           Loss     -----------------------------------------------------------------------------------
                         Carryover    2000      2001       2002      2003      2004       2005       2006       2007
-----------------------------------------------------------------------------------------------------------------------
Capital Preservation
 Fund.................. $ 6,812,000        0 $5,685,000 $  197,000 $642,000 $  254,000          0          0 $   34,000
Intermediate Bond
 Fund..................  14,296,000 $417,000  2,688,000  8,725,000  907,000    358,000 $1,201,000          0          0
Short Intermediate
 Fund..................  18,087,000        0          0  6,021,000        0  4,049,000  4,374,000 $1,743,000  1,901,000

The capital loss carryovers include $2,185,000 and $11,560,000 that were ac-quired through fund mergers by Capital Preservation Fund and Intermediate Bond Fund, respectively. The Funds' ability to offset future realized gains against these capital loss carryovers is limited in accordance with Federal Tax regula-tions.

In addition to capital loss carryovers, net capital losses incurred after Octo-ber 31, 1998 through the end of the fiscal year may be deemed to have occurred on the first day of the following fiscal year for federal income tax purposes. Capital Preservation Fund, Intermediate Bond Fund and Short Intermediate Fund incurred and have elected to defer $128,917, $1,813,498 and $991,090 of such post-October losses, respectively.

8. EXPENSE OFFSET ARRANGEMENTS

The Funds have entered into expense offset arrangements with ESC and their cus-todian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The amount of fee credits received by each Fund and the impact on each Fund's expense ratio represented as a percent-age of its average net assets were as follows:

                                                  Total Fee     % of Average
                                               Credits Received  Net Assets
                                             ------------------------------
        Capital Preservation Fund.............     $ 1,720          0.00%
        Intermediate Bond Fund................      11,652          0.01%
        Short Intermediate Fund...............      20,012          0.01%

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are recorded in the Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly install-ments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000.

10. FINANCING AGREEMENTS

Certain Evergreen Funds, State Street Bank and Trust Company ("State Street") and a group of banks (collectively, the "Banks") entered into a financing agreement dated December 22, 1997, as amended on November 20, 1998. Under this agreement, the Banks provided an unsecured credit facility in the aggregate amount of $400 million ($275 million committed and $125 million uncommitted). The credit facility was allocated, under the terms of the financing agreement, among the Banks. The credit facility was accessed by the Funds for temporary or emergency purposes only and was subject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused por-tion of the committed facility, which was allocated to all funds. For its as-sistance in arranging this financing agreement, the Capital Market Group of First Union was paid a one-time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the funds.

This agreement was amended and renewed on December 22, 1998. The amended fi-nancing agreement became effective on December 22, 1998 among all of the Ever-green Funds, State Street and The Bank of New York ("BONY"). Under this agree-ment, State Street and BONY provide an unsecured credit facility in the aggre-gate amount of $150 million ($125 million committed and $25 million uncommit-ted). The remaining terms and conditions of the agreement are unaffected.

During the year ended June 30, 1999, the Funds had no borrowings under these agreements.

                          Independent Auditors' Report
The Trustees and Shareholders
Evergreen Fixed Income Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments of Evergreen Capital Preservation and Income Fund, Evergreen Intermediate Term Bond Fund and Evergreen Short Intermediate Bond Fund, portfolios of Evergreen Fixed Income Trust, as of June 30, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods described on pages 12 to 17. These financial statements and financial highlights are the responsibil-ity of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999 by correspondence with the custodian and brokers. An audit also in-cludes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presenta-tion. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green Capital Preservation and Income Fund, Evergreen Intermediate Term Bond Fund and Evergreen Short Intermediate Bond Fund as of June 30, 1999, the re-sults of their operations, changes in their net assets and financial highlights for each of the years or periods described above in conformity with generally accepted accounting principles.

                                   [KPMG SIGNATURE APPEARS HERE]

Boston, Massachusetts
August 6, 1999

                               Other Information

YEAR 2000 (UNAUDITED)

Like other investment companies, the Funds could be adversely affected if the computer systems used by the Funds' investment advisors and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Funds' investment advisors are taking steps to address this potential year 2000 problem with respect to the computer sys-tems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, how-ever, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

                                Evergreen Funds

Money Market
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund


Tax Advantaged
Short Intermediate Municipal Fund
High Grade Municipal Bond Fund
Municipal Bond Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund


Income
Capital Preservation and Income Fund
Short-Intermediate Bond Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund


Balanced
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund


Growth & Income
Utility Fund
Income and Growth Fund
Equity Income Fund
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Value Fund


Domestic Growth
Tax Strategic Equity Fund
Strategic Growth Fund
Stock Selector Fund
Evergreen Fund
Masters Fund
Omega Fund
Small Company Growth Fund
Aggressive Growth Fund


Global International
Global Leaders Fund
International Growth Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund


Express Line
800.346.3858


Investor Services
800.343.2898




www.evergreen-funds.com

53732                                                              541496 08/99

                                                         BULK RATE
                                                       U.S. POSTAGE
                                                           PAID
                                                       PERMIT NO. 19
    [LOGO OF EVERGREEN FUNDS/SM/ APPEARS HERE]           HUDSON, MA
    200 Berkeley Street
    Boston, MA 02116